As filed with the Securities and Exchange Commission on March 9, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

THE MASTERS’ SELECT FUNDS TRUST
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 230-D, Orinda, California 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory
4 Orinda Way, Suite 230-D
Orinda, CA 94563
(Name and address of agent for service)

Copies to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

(925) 254-8999
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1. Report to Stockholders.

The Masters’ Select Funds Trust

Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund

December 31, 2005

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	First, only stock pickers we believe to be exceptionally skilled were chosen to manage each fund’s portfolio.

2.
Second, and of equal importance, each stock picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3.	Third, even though each manager’s portfolio is focused, we seek ways to diversify each of our funds. With the Equity and

International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of small companies.

4.
Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters’ Select Funds to new investors at levels that we believe will preserve the managers’ ability to effectively implement the “select” concept.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Contents

Our Commitment to Shareholders	2
Letter to Shareholders	3
Masters’ Select Equity Fund
Equity Fund Review	8
Equity Fund Managers	14
Equity Fund Stock Highlights	15
Equity Fund Schedule of Investments	18
Masters’ Select International Fund
International Fund Review	20
International Fund Managers	25
International Fund Stock Highlights	26
International Fund Schedule of Investments	28
Masters’ Select Value Fund
Value Fund Review	30
Value Fund Managers	35
Value Fund Stock Highlights	36
Value Fund Schedule of Investments	38
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	39
Smaller Companies Fund Managers	43
Smaller Companies Fund Stock Highlights	44
Smaller Companies Fund Schedule of Investments	46
Expense Examples	47
Statements of Assets and Liabilities	48
Statements of Operations	49
Statements of Changes in Net Assets
Equity Fund	50
International Fund	50
Value Fund	51
Smaller Companies Fund	51
Financial Highlights
Equity Fund	52
International Fund	53
Value Fund	54
Smaller Companies Fund	55
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	62
Other Information	63
Tax Information	67
Index Definitions	68
Trustee and Officer Information	69

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Quasar Distributors, LLC.
v2006-02
Table of Contents 1

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Each Fund will be closed at an asset level that locks in a high degree of flexibility for each stock picker.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Fund are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a six-month 2% redemption fee that is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	There will be no loads, 12b-1 charges or any distribution charges.

•
We also work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in our client accounts in our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client assets are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they will be closed at the pre-determined asset levels mentioned above) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters’ Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the funds’ investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.

2 The Masters’ Select Funds Trust

January 2006

Dear Fellow Shareholder,

As is often the case, the global stock market managed to survive a variety of bad news in 2005. Tragic events and troubling developments filled the year, including natural disasters, geo-political stresses, rising interest rates and terrorism, not to mention fears of a housing crash that could impact consumer spending and the economy. These events were real and the worries justified, but nevertheless the financial markets held their own. This is not how the story plays out every year, as we all well remember. But while every year has its share of disasters and worries (some years much worse than others) it is thankfully rare to see the global stock market collapse.

When stock markets are able to withstand the blows of bad news, it is often because stock valuations are at low enough levels to provide some margin of safety relative to the risks. Conversely, when markets have collapsed, it has often been because negative events coincided with a period where stocks were clearly overpriced. In the last bear market, one of the worst of the last hundred years, large swaths of the stock market were priced at bubble levels, the economy slowed because of over-built capacity in a number of industries, and the recession was followed by 9/11 and a rash of corporate malfeasance. In 2005, there was bad news but the economy continued to grow and importantly, in our opinion, stocks were (and remain) far from overvalued.

For stocks, 2005 was a tale of two markets. On the one hand, the U.S. stock market was uninspiring with large and small companies delivering returns in the mid-single digits. And without the energy sector, which was up close to 30%, the returns would have been closer to zero. On the other hand, foreign stock returns were impressive, with most foreign benchmarks posting returns in the mid-to-high teens. The performance of the Masters’ Select Funds reflected these global market returns.

•
After suffering through a very difficult 2004, Masters’ Select International rebounded with a very strong performance, beating its benchmark by a wide margin and ranking in the top 4% of its peer group (as measured by both Lipper and Morningstar).

Refer to pages 9, 21 and 31 for complete Morningstar and Lipper ranking data for each fund. Rankings for the periods shown are based on fund total returns with dividends and all cash distributions reinvested.

•
Masters’ Select Equity and Masters’ Select Value struggled during the first half of the year, falling significantly behind their respective benchmarks before experiencing a strong rebound in the second half of the year. However, they both lagged their benchmarks for the full year.

•	Masters’ Select Smaller Companies started off the year with very strong performance but slowed markedly in the second half and ended the year ahead of one benchmark while trailing the other.

As we reiterate in each shareholder report, the Masters’ Select Funds were created with the goal of delivering excellent long-term performance relative to their respective benchmarks and peer groups. The three Masters’ Select Funds with records we consider to be long-term have, in our opinion, achieved this primary objective, with all three having clearly out-returned their benchmarks. In the pages following this letter we update you on various performance metrics that support this conclusion and that we believe are helpful in evaluating the ongoing success in executing the Masters’ Select concept. In addition, see the individual discussion of each fund in this report for performance details, background discussion and stock highlights from the stock pickers.

Why Long-Term Thinking Is Critical

Since our first shareholder report we’ve written regularly about the importance of long-term thinking when it comes to investing. There are many reasons why patience and faith in the long term is important, including:

Focusing too heavily on the short term can make it easy to miss the big picture. Since the first Masters’ Select Fund was launched nine years ago we have had the Asian currency crisis, deflation in Japan, the Russian debt default, 9/11 and other terrorist acts, the wars in Afghanistan and Iraq, an impeached U.S. president, a contested U.S. presidential election, a U.S. recession, the rise of China as an economic power, record U.S. trade deficits, horrific natural disasters, stunning corporate wrongdoing, the inflation and popping of the technology stock bubble, one of the worst collapses in the global stock market averages of the last hundred years and surging energy prices. And there are still unresolved worries of the bird flu, global warming and the housing “bubble.”

The fact is that the world is a risky place and there are always troubling developments and catastrophes that make it easy to see the glass as half empty or worse. But through it all the global economy grows. Innovation occurs. Productivity improves. Standards of living slowly rise. And for the stock market, over the long run, it is earnings that ultimately matter. Despite all the bad news, in the nine-year life of Masters’ Select Equity, S&P 500 reported earnings have increased 81% while the S&P has returned 94% (7.6% annualized). The rate of return and the rate of earnings growth are even closer when taking into account dividends, since the return is driven by earnings growth and dividends paid. Over this same period Masters’ Select Equity has returned on average 2.57% more in average annual total return than the S&P 500 Index. Historically it has required some degree of optimism about the long run to be an investor. Without that it is too easy to worry about all that is wrong with the world and become paralyzed and unable to invest in equities. Please refer to pages 8, 20, 30 and 39 to view the performance of each of the funds and their benchmarks for all relevant time periods.

Long-term thinking lessens the chance of whipsaw. The never-ending onslaught of investment information, news and advice can be seducing and can distract investors from a long-term plan. We hear about what might go right or wrong with the economy and how that might impact the market this year. Or we hear earnings, interest-rate and stock market forecasts for this year from a respected source.

Shareholder Letter 3

And we hear what various investment gurus say we should do. We also hear from the pessimists who explain why the sky is really falling this time. Depending on one’s state of mind at any point in time, some of these messages may get through and lead to action that isn’t carefully thought through. Sometimes this can play out with the mutual funds we own. A good example is an investor who is highly confident in a fund until a bad year or two leads them to wonder if better alternatives exist, and of course when this happens there is always an alternative fund with a hot record. Chris Davis (one of the Masters’ Select Equity Fund sub-advisors) likes to tell the story of an investment committee he serves on for a charitable organization. He noticed that over the years the committee had fired and replaced a number of managers, but that in his belief if they had stuck with any one of the managers over the entire time period they would have had a better return.

The problem stems from investors wanting to be proactive about getting better returns in the short run. The desire for short-term performance makes investors more susceptible to basing decisions on short-term factors that are difficult to get right. And if their first decision is initially unsuccessful, they begin to question the decision and are even more receptive to conflicting views, which seem sensible and which lead them to act again. This is how smart people get side-tracked from maintaining a long-term plan that recognizes that long-term success comes with many ups and downs along the way. Trying too hard to avoid the inevitable volatility often results in whipsaw because you are often buying after strong performance and selling after weak performance—in other words, buying high and selling low—which leads to disappointing investment returns.

Investment decisions should be made with respect to an overall set of investment objectives and there should be specific criteria that must be met for each decision. Importantly, investors must understand their investment strengths and weaknesses and never forget or move out of their circle of competence. Once a sound, well-reasoned investment decision is made, it should not be reversed unless the situation changes or there is new, reliable information that the investor is capable of thoughtfully assessing.

Investors who are disciplined in this way and invest with a long-term view greatly increase their chances for success. Of course there is no guarantee that investors will do well in every five- or ten-year period. There have been periods of that length and longer that have not resulted in acceptable returns. This is where stock prices come back into the picture. When is faith in the long-term most risky? Risk is highest when stocks are clearly overvalued. The NASDAQ index and many technology stocks are still far below their price levels of almost six years ago, when they were massively overvalued. But when stocks are undervalued, there is some margin of safety, and faith in the long term is very likely to be rewarded.

As we write this in early January, our proprietary valuation model suggests that the S&P 500 is 15% undervalued. Supporting our top-down analysis, a number of our sub-advisors continue to tell us that there is opportunity in the stocks of quality businesses, particularly among larger-cap companies. Many of these companies are selling at prices relative to their earning power, which is lower than it has been in years. In a number of cases these prices don’t reflect the usual premium price paid for quality businesses. We don’t know what the next few years will bring, but for long-term investors we believe the valuation of the average stock suggests that the odds are good that returns will be at least decent over the next five to ten years.

Of course we hope and expect that the Masters’ Select concept, which we believe has worked well over long time periods (see the next section of this report for our analysis) will continue to add incremental value over long-term returns offered by the markets. We seek to hire sub-advisors who share our belief in disciplined, well-researched and long-term decision making.

Developments

Masters’ Select Equity Re-Opens: In December, Masters’ Select Equity Fund was re-opened. The re-opening was the result of six consecutive months of net outflows from the fund. Though the redemptions were relatively small, we believe net outflows are not in the best interest of existing shareholders because they may force unnecessary trading that can result in additional transaction costs and taxable gains. Additionally, positive cash flows give the sub-advisors an opportunity to reposition their portfolios by regularly providing fresh cash that can be deployed into their most attractive holdings. Without positive cash flows this would have to be achieved by selling existing positions.

We believe the ideal cash-flow situation for Masters’ Select Equity is characterized by small, positive flows. While we originally closed the fund to new shareholders with this in mind, at this point we hope that re-opening the fund will help to further that objective. The fund will remain open unless, in the judgment of Litman/Gregory and the fund’s sub-advisors, cash inflows reach a level that is detrimental to long-term performance. Practically speaking, this is an issue primarily for the fund’s smaller-cap-oriented sub-advisors, whose investment flexibility would be negatively affected if monthly inflows exceed more than a very small percentage of fund assets.

We believe the fund can comfortably handle new investment flows around $5 million to $10 million a month (somewhere around 6% to 12% of net assets annually). This amounts to an additional $500,000 to $1,000,000 of new money each month for our smaller-cap-oriented sub-advisors. However, we will assess flows with our sub-advisors at levels lower than that. With this as a guideline it should be clear that it is not our intent to materially grow the shareholder base. Moreover, the fund remains very small relative to most other established mutual funds. In our role as advisor to the Masters’ Select Funds, Litman/Gregory has committed to doing all that we can to ensure that the framework within which our stock pickers do their work increases the odds of success. At this point, we believe it is in the shareholders’ best interests for us to take action to reverse the trend of net redemptions. Since we re-opened the fund in December, investment flows have turned modestly positive.

4 The Masters’ Select Funds Trust

Franklin Mutual Retained as Masters’ Select Value Sub-Advisor: We reported the retention of Franklin Mutual in our Third Quarter Shareholder Letter. Because some fund supermarkets don’t distribute our quarterly letters to shareholders, we are repeating what we wrote in that report. In September we completed our due diligence review of Franklin Mutual Advisers (Mutual Series). The catalyst for this review was the departure of David Winters from Mutual Series. Winters had been responsible for Mutual Series’ portion of the Masters’ Select Value portfolio. The decision to retain Mutual Series came after an extensive review of the firm and the research team. The review included a day-long site visit to Mutual Series’ office in Short Hills, New Jersey, numerous phone calls with team members and a meeting in Litman/Gregory’s office with Mutual Series CEO Peter Langerman. The objective of this review was two-fold: to assess the impact of Winters’ departure both on the research culture and analytical strength of the firm; and to assess whether the Mutual Series team would retain the ability and commitment required to be successful if they were to continue to manage a Masters’ Select portfolio. The net result was that the confidence in the research culture, the quality and depth of the research team, and their ability to run a concentrated portfolio for Masters’ Select was strongly reinforced. In addition, key individuals at Mutual Series, including Langerman and CIO Michael Embler, made it clear that the Masters’ Select business is extremely important and highly valued. (It is the only separate account they run.)

Litman/Gregory Fund Advisors’ decision process was very similar to the process conducted in 2001, when Franklin Mutual portfolio manager Larry Sondike switched his emphasis at the firm. At that time Sondike’s replacement as portfolio manager on the Masters’ Select Value portfolio was David Winters. Then, as now, LGFA conducted a site visit and other due diligence work, and ultimately concluded that the research culture, expertise, quality and commitment of the key people to Masters’ Select made a compelling case to retain the firm as a sub-advisor. Then, as now, LGFA also had other value-manager alternatives but chose to retain Mutual Series. See the Q&A at www.mastersfunds.com for more background.

Media Exposure and Accolades: During the year there was a variety of positive media exposure directed at Masters’ Select. Some of the highlights included:

From Morningstar.com:

•
Excerpted from the Morningstar Analyst report on Masters’ Select International: “Litman/Gregory has done a first-rate job of assembling and maintaining a team of talented and complementary sub-advisors here. All five of this closed fund’s sub-advisors have had significant success at other offerings, and they rely on a diverse array of strategies.” 10/05/2005

•
Excerpted from the Morningstar Analyst report on Masters’ Select Value: “The fund’s subpar performance in 2005 doesn’t trouble us … given the stellar nature of the fund’s manager roster, its long-term prospects are solid.” 12/14/2005

•
Excerpted from the Morningstar Analyst report on Masters’ Select Smaller Companies: “This fund is not only run by five proven stock pickers, it boasts advantages that aren’t obvious at first glance…In addition to the access it provides, advisor Litman/Gregory has demonstrated an impressive commitment to shareholders: It has closed funds at low asset levels, and the fund’s overseers, as well as some of its sub-advisors, have substantial investments in it.” 10/10/2005

•
Excerpted from “Our Favorite Large-Blend Funds”: “…we think our Analyst Picks reflect the best the large-blend category has to offer. We just expanded our list to include Masters’ Select Equity, which recently reopened to new investors. Advisor Litman/Gregory farms out pieces of the portfolio to a superb cast of investors… As with our other favorites, we think it should serve investors well over the long haul.” 12/30/05

•
Morningstar stewardship grade: Morningstar assigns what they refer to as “stewardship grades” by assessing five areas: regulatory issues, board quality, manager incentives, fees, and corporate culture. As of December 2005, each of the four Masters’ Select Equity Funds received an “A” grade from Morningstar. This is the highest grade Morningstar awards.

•
Excerpts of comments from Morningstar about stewardship: “Litman/Gregory Advisors, the advisor to the Masters’ Select Funds, has set the bar pretty high. The firm began researching mutual funds in the 1980s for its No-Load Fund Analyst newsletter, and its principals decided they had gleaned enough to start their own family of funds using esteemed managers’ top picks. They also learned to take shareholder-friendly steps such as delivering clear, sober, detailed discussions of the funds in reports, instituting redemption fees to discourage short-term traders, and announcing early on their plans for closing each fund.”

•
Morningstar Analyst Picks include a small handful of funds in each fund category and represent their “best ideas on a category-by-category basis.” Masters’ Select Equity, Masters’ Select International and Masters’ Select Smaller Companies have all been named an Analyst Pick by Morningstar.

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

From The Wall Street Journal: A lengthy November 7, 2005 interview titled, “How Gregory Selects Fund Masters.”

Shareholder Letter 5

From Kiplinger’s Personal Finance: In his December 27, 2005 online column, “Value Added,” Steve Goldberg wrote, “my favorite one-size-fits-all stock fund has reopened its doors to new investors. A cadre of all-star managers, each of whom independently manages a piece of the portfolio, is what makes me so enthusiastic about the fund.”

Share Holdings in Masters’ Select by Litman/Gregory and Masters’ Select Independent Directors: Mutual fund shares held by directors and fund company management is increasingly viewed as one indicator of the alignment of interests between management, the independent trustees and the shareholders. Though we are not required to disclose this information in this format, we are happy to do so. At Masters’ Select, the partners and employees of Litman/Gregory Fund Advisors (and its affiliates), have always been significant investors in the Masters’ Select Funds. The same is true for the Masters’ Select Funds’ independent directors. We believe our own management’s investment in Masters’ Select reflects our confidence in the funds. The following is a breakout of the dollar investment in Masters’ Select by Litman/Gregory partners and employees, and also the Masters’ Select Funds’ four independent directors. The numbers are rounded to the nearest $100,000 and are as of December 31, 2005. These figures will be updated at least semi-annually. More detailed information is available in the Funds’ Statement of Additional Information.

By Litman/Gregory Partners and Employees:	$7.4 million
By Masters’ Select Independent Directors (four directors):	$4.2 million

Our commitment to doing what is right for the Masters’ Select shareholders is motivated by more than our own share holdings in the funds. For many years Litman/Gregory has had influence and visibility in the mutual fund industry through our published fund research products which focus on very in-depth and objective analysis. With Masters’ Select we have always focused on carrying forward Litman/Gregory’s reputation for excellence and integrity. We believe this commitment is reflected in the results that Masters’ Select has achieved over the past nine years and its reputation as a well-run, shareholder-focused mutual fund company.

Final Comments

We are always grateful for your confidence in the Masters’ Select Funds. We and our sub-advisors will continue to work hard to maintain and strengthen that confidence.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Morningstar Fund Picks are selected based on criteria including consistency of strategy, experience of management, reasonableness of expenses, stewardship grades and availability for purchase.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other fund mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Past performance is not a guarantee of future results.

6 The Masters’ Select Funds Trust

Masters’ Select Long-Term Performance Metrics

As we always point out, it is long-term performance that we care about most, and over long periods of time the Masters’ Select Funds have met our original expectations of benchmark-beating performance. There are three metrics we regularly track and present in these reports that serve as a helpful report card on the Masters’ Select long-term performance and ultimately, the success of the Masters’ Select concept. These metrics are updated below:

1st Metric: Each Fund’s Overall Fund Performance Since Inception

Each of the three older Masters’ Select Funds has outperformed their passive index benchmarks by a comfortable margin after taking into account all fund expenses:

MASTERS’ SELECT PERFORMANCE VS. BENCHMARKS SINCE INCEPTION
Average Annual
Fund	Length of Operation	Index Benchmark	Outperformance Over Benchmark
Masters’ Select Equity	9 years	Russell 3000	2.33% (233 basis points)
Masters’ Select International	8 years and 1 month	MSCI ACWI ex-US	4.86% (486 basis points)
Masters’ Select Value	5 years and 6 months	Russell 3000 Value	0.85% (85 basis points)

Masters’ Select Smaller Companies is only two-and-a-half years old so we don’t include it in this analysis.

2nd Metric: Consistency of Out-Performance

It is widely documented that beating a passive index over the long run is a rare feat for active managers. In fact there are many investment professionals and academics who believe active management is folly because the odds are stacked so heavily in favor of index funds. In the case of Masters’ Select, each fund with at least a three-year history has in fact, as mentioned above, bested its benchmark over the long run. This is one measure of consistency that we believe offers a reason for optimism. Another measure is the percentage of times that each fund outperforms its benchmark over rolling three-year and five-year time periods. While we would like each Masters’ Select Fund to outperform its index benchmark in every three-year period, that has not proven possible and is perhaps an unrealistic standard since one bad year can have a huge impact on any three-year period. What we do seek is for each Masters’ Select Fund to outperform its benchmark very high percentage of the time over this intermediate time period of three years, and a higher percentage of the time over five-year periods. So far this goal has been achieved as depicted in the following table. Though there are never any guarantees and past performance cannot be relied on to predict future performance, we believe consistently good performance over intermediate to longer-term time periods gives shareholders a reason to have confidence that a fund is a good bet to outperform its benchmark over most reasonably long time periods. So far we believe the Masters’ Select Funds have achieved this objective. The evidence is outlined in the following table.

PERCENTAGE OF TIMES FUND BEAT ITS INDEX BENCHMARK OVER ROLLING TIME PERIODS*
	Number of	Percentage	Number of	Percentage
Fund	Three-Year Periods	Outperformed	Five-Year Periods	Outperformed
Masters’ Select Equity	73	82%	49	100%
Masters’ Select International	62	63%	38	87%
Masters’ Select Value	31	52%	7	100%

*
The first rolling three-year period is reached 36 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 36-month period. The first rolling five-year period is reached 60 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 60-month period.

We believe the consistency of the out-performance across time periods, especially five-year periods, and across funds strongly suggests that Masters’ Select has performed well for reasons that can’t be explained by mere chance.

3rd Metric: Performance of the Underlying Sub-advisors

A third measure for assessing performance is the performance of the underlying sub-advisors. If a fund’s success was the result of spectacular performance by one or two sub-advisors, one could perhaps make the argument that there was luck involved and thereby question the likelihood that the out-performance may be repeated. In our opinion, the more managers who outperform their benchmarks over the long run, the more likely it is that the group is truly skilled and that the Masters’ Select structure enhances the ability of managers to succeed. With respect to this test, the evidence seems overwhelming. Of the 15 sub-advisors who have run a Masters’ Select portfolio for at least three years (including those no longer part of Masters’ Select) 14 outperformed his or her benchmark after taking into account all fees for their full tenure with the funds. (There is more detail on this metric in the sections on each individual fund.) This includes four managers who are no longer part of Masters’ and two others who are included twice because they are part of two Masters’ Select Funds. The odds of this out-performance happening by chance would seem to be quite low.

We continue to believe that together, the above metrics offer strong evidence that the Masters’ Select concept is being well executed and is delivering.

Performance quoted represents past performance and does not guarantee future results. Please refer to pages 8, 20, 30 and 39 to view the performance of the funds and their respective benchmarks

See page 68 for index definitions

Indices are unmanaged and do not incur fees, expenses or taxes.
Shareholder Letter 7

Masters’ Select Equity Fund Review

2005 was a tough year for the U.S. stock market, particularly during the first half of the year. This was more than reflected in the performance of the Masters’ Select Equity Fund. The fund was in the red and trailed its benchmarks by a large margin during the first half of the year, before rebounding with a strong 9.6% second-half return. Despite the rebound, the fund’s 5.0% return for the full year trailed its benchmark. Masters’ Select Equity did manage to beat the S&P 500 Index for the seventh consecutive year.

Comparison Chart

The value of a hypothetical $10,000 investment in Masters’ Select Equity Fund from its inception (12/31/96) to present as compared with the Russell 3000 Index, the Custom Equity Index and the Lipper Multi-Cap Core Index.
The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply any future performance. Indexes are unmanaged, do not incur fees and cannot be invested in directly.

Performance As of December 31, 2005
		Average Annual Total Returns
				Since
				Inception
	2005	Three-Year	Five-Year	(12/31/96)
Masters Select Equity Fund	4.96%	16.27%	4.39%	10.21%
Custom Equity Index	5.79%	16.94%	2.58%	7.86%
Russell 3000 Index	6.12%	15.90%	1.58%	7.88%
Lipper Multi-Cap Core Fund Index	8.21%	16.88%	2.20%	7.71%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Though the fund primarily invests in securities of U.S. domiciled companies it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. Though the fund invests primarily in mid-sized and larger-sized companies it can also invest in smaller companies. Smaller companies involve more risk such as limited liquidity and greater volatility.

Indices are unmanaged and do not incur fees, expenses or taxes.

See page 68 for index definitions

Long-Term Performance Analysis

The rough first-half performance experienced by Masters’ Select Equity resulted in the fund’s first full year of underperformance relative to its peer group since 1998.

Ultimately the goal of each Masters’ Select fund is to build a very strong long-term performance record relative to its peer group and benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of up to a year or longer during which performance will be subpar. But despite some weak short performance runs, including the first part of 2005, the fact is that so far in its nine-year life Masters’ Select Equity has built a very strong long-term record by delivering strong performance over most periods as short as a year. In fact, 2005 was the first year in the past seven that the fund’s performance was not in the top half of its Morningstar and Lipper peer groups. Moreover, when the fund has experienced short runs of poor relative performance in the past it has tended to bounce back strongly, although there can be no certainty that this pattern will continue.

It is worth noting that the fund’s long-term success has not come easy. Though all six of the fund’s current sub-advisors have delivered returns higher than their benchmarks during their tenure with the fund, the “sleeve” currently run by Bill Miller has struggled. Miller has outperformed his S&P benchmark but the two sub-advisors who preceded him significantly underperformed with the result that over the full nine years that sleeve has trailed the fund’s benchmark by over nine percentage points (900 basis points). Fortunately, the performance of the other managers has more than compensated. We have a very high degree of confidence in our current team.

Evidence of the fund’s long-term success is outlined below (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs).

•
The fund has outperformed the Russell 3000, the best-performing of its benchmarks, by 2.33 percentage points (233 basis points) since its inception, as measured by average annual total return. In real dollar terms, $10,000 invested in the fund nine years ago would be worth $23,992 vs. $19,789 for the index. Thus, the fund has generated $13,992 of return vs. $9,789 for the index, or 43% excess total return.

•
Over its full life the fund has outperformed the S&P 500 by an average annualized margin of 2.57% (257 basis points). We don’t view this index as a primary benchmark because it is more large-cap oriented than Masters’ Select Equity. However, it is the most widely followed U.S. equity benchmark. The one-year, five-year and performance since the inception date of the fund (12/31/96) of the S&P 500 Index is 4.90%, 0.54% and 7.64%, respectively.

•	The fund has outperformed its Custom Equity benchmark and its Russell 3000 benchmark in six out of nine calendar years.

8 The Masters’ Select Funds Trust

•	The fund outperformed its benchmarks in strong growth years (1999) and strong value years (2000, 2001 and 2004).

•
The fund has outperformed, on a total-return basis, all of its benchmarks in down years for the stock market (2000, 2001 and 2002) as well as in the up years of 1999 and 2004. In the up years of 1997 and 2003 it outperformed two of its three benchmarks. In 2005, with its benchmarks delivering moderate returns, Masters’ Select Equity underperformed.

•
While we believe three-year time periods are still relatively short and five years is a better minimum period over which to measure performance, the consistency of the fund’s performance over both periods is, in our view, a useful measure. There have been 73 rolling three-year time periods during the fund’s life (the first starting at the fund’s inception, and then in each subsequent period commencing at the beginning of the next month). Masters’ Select Equity has out-returned its Custom Equity benchmark in 62 of these periods (and tied once), as measured by average annual total return. This amounts to outperformance in 85% of the defined three-year periods. We believe this consistency is noteworthy. Even more impressive, Masters’ Select Equity has outperformed the same benchmark (and all of its benchmarks) in all 49 of the rolling five-year periods.

•
Though the fund’s rough period in the first half of 2005 hurt its ranking since its December 31, 1996 inception, the fund remains highly ranked compared to its Lipper Category. (Note: lower percentile scores reflect a higher ranking.)

MASTERS’ SELECT EQUITY FUND LIPPER MULTI-CAP CORE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31
	1997	1998	1999	2000	2001	2002	2003	2004	2005
% Rank in Category	34.0%	64.2%	40.3%	25.2%	19.9%	32.8%	27.1%	23.8%	74.5%
Funds in Category	156	187	253	310	457	470	597	722	828

	Trailing Periods As of December 31, 2005
	One-Year	Three-Year	Five-Year	Since Inception
% Rank in Category	74.5%	32.4%	25.2%	25.8%
Funds in Category	828	602	420	194

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Fund Summary 9

•
The fund has also ranked in the top 9% of its Morningstar Large Blend peer group over the trailing five years as shown in the table. (Note: lower percentile scores reflect higher rankings.) It also delivered six consecutive years of top quartile returns through 2004.

	MASTERS’ SELECT EQUITY FUND MORNINGSTAR LARGE BLEND PEER GROUP RANKING
	Annual Ranking As of December 31
	1997	1998	1999	2000	2001	2002	2003	2004	2005
% Rank in Category	49%	78%	19%	15%	5%	23%	10%	12%	57%
Funds in Category	476	623	768	917	1,072	1,243	1,386	1,216	1,851

	Trailing Periods As of December 31, 2005
	One-Year	Three-Year	Five-Year
% Rank in Category	57%	18%	9%
Funds in Category	1,851	1,490	1,155

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100.

The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

•
All five of the fund’s long-tenured managers have outperformed their benchmarks during their time with the fund (this does not include the TCW team which has been part of the fund for less than three years). In addition, Sig Segalas, who was replaced in October 2003, also outperformed his benchmark during his almost seven-year tenure. The TCW team has outperformed its benchmark since replacing Segalas just over two years ago. Two other managers who had been replaced in earlier years did not outperform their benchmarks (one replaced the other and was then replaced by Bill Miller). The following table shows the outperformance of each long-tenured manager (without identifying the managers), relative to his benchmark:

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE Margin versus BENCHMARKS Manager Return Less Benchmark Return Over Full Tenure Through December 31, 2005*
Masters’ Select Equity	Annualized Performance Margin (Net of Allocated Expenses)
Manager 1	15.38%
Manager 2	6.55%
Manager 3	3.77%
Manager 4	2.99%
Manager 5	0.85%

* This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks. It also does not include Sig Segalas who for his almost seven-year tenure outperformed his benchmark. Listed alphabetically are the managers and their respective benchmarks.

Manager	Tenure	Benchmark
Bill D’Alonzo	12/31/96	Russell 2500 Growth
Chris Davis	12/31/96	S&P 500
Mason Hawkins	12/31/96	Russell 3000 Value
Bill Miller	03/24/00	S&P 500
Dick Weiss	12/31/96	Russell 2000

10 The Masters’ Select Funds Trust

•
Masters’ Select Equity has also out-returned each of its benchmarks over its life after taking taxes into account. Though reporting regulations do not provide any methodology for measuring a benchmark’s after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking into account taxes because Masters’ Select Equity’s after-tax return exceeds the pre-tax return of all its benchmarks. The fund’s average annual return over its life assuming all shares were liquidated on December 31, 2005, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 8.18%. Masters’ Select Equity Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/31/96) periods ended December 31, 2005 are 4.20%, 4.22% and 8.70%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/31/96) periods ended December 31, 2005 are 4.20%, 3.76% and 8.18%, respectively.

Though we can’t count on past performance trends to repeat, we believe the quality of the Masters’ Select stock pickers, coupled with the concentrated high-conviction portfolios they run, provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run.

We continue to believe that taken together, the above evidence is compelling and it raises Litman/Gregory’s confidence in the fund’s potential to continue to meet its long-term performance objectives. However, it is important for shareholders to have realistic expectations. Despite our confidence we expect that there will be occasional years in which performance will be disappointing. Moreover, the stock market will likely remain volatile with occasional losing years.

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2005. The highlights follow.

Performance of managers: In 2005, three of the six Masters’ Select stock pickers significantly outperformed their respective benchmarks and three of the managers significantly underperformed. The dispersion of the individual manager returns was very wide, ranging from a loss of 4.1% to a gain of 17.4%. It is typical for the managers’ relative performance to be mixed in any specific, shorter-term period such as a year. But over the long run we seek to have each stock picker beat their benchmark. As noted earlier, since inception, all of the current Masters’ Select Equity stock pickers have achieved that goal after taking into account all allocated expenses.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process can provide some insight to understanding the fund’s relative performance in 2005. Based on our attribution analysis, the fund’s sector exposures relative to the Russell 3000 Index had a net negative effect on performance for the year. The fund continued to have a large over-allocation to consumer discretionary stocks, and that hurt relative performance as this was the weakest-performing sector during the year. Conversely, the fund was underweighted to the two top-performing sectors for the year, energy and utilities, so that also detracted from returns relative to the benchmark. However, the managers’ stock picking was a net positive contributor to relative performance, with the best performance coming from the fund’s healthcare and energy stock holdings, which generated returns in excess of 70%.

Leaders and laggards: During the year, all four of the fund’s large-cap managers and both small-cap managers owned at least one stock that was among the fund’s ten largest dollar gainers. Five of the managers also held at least one stock that was among the fund’s ten largest dollar losers for they year; Bill D’Alonzo was the exception. Energy producer EOG Resources was by far the biggest dollar gainer for the fund and returned 106% on the year. Other top performers included Cemex, Google, Progressive Corp. and Aon. Tyco International was the largest dollar loser in 2005, after being the largest gainer in 2004, followed closely by General Motors. Comcast, Eastman Kodak and eBay were other significant laggards for the fund in 2005.

See the table on page 13 for a list of the leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Equity for the 12-month period ended December 31, 2005, tells us nothing about how successful the holding has been or will ultimately become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings. All of the fund’s ten largest winners and ten largest losers for the year were still held in the portfolio at year-end.

Portfolio mix: There were only modest changes to the fund’s sector exposures during the year. The allocation to the energy and materials sectors rose slightly, while the industrials weighting declined slightly. The biggest change was in the fund’s cash position, which stood at 1% at year-end, compared to 7% at the end of 2004. Relative to the Russell 3000 benchmark, at year end the fund was significantly overweighted to the consumer discretionary sector (29% of fund assets versus 12% for the index). This sector encompasses a wide variety of industries, including media, retailing, lodging, restaurants, autos and consumer durables. The most underweighted sectors in the fund continued to be healthcare (5.1% versus 13.4% for the index) and consumer staples (2.4% versus 8.3%).

The fund’s exposure to large-cap stocks rose slightly during the year and hit an all-time high in November at 56.8% of the portfolio. The weighting in mid-cap names also increased a bit, while the exposure to small-cap stocks (under $1.6 billion market cap) was flat. Foreign stocks accounted for 7.3% of the portfolio at year-end, roughly the same as last year.

Please see page 14 for a breakout of the fund’s sector and market-cap exposures.

Fund Summary 11

Miscellaneous

Re-Opening: As noted in the shareholder letter section of this report, Masters’ Select Equity re-opened to new investors in December. Please see the comments in the letter for more details.

Taxes: After several years of avoiding taxable distributions, Masters’ Select Equity did have a distribution in 2005. For the year it distributed $0.755 per share, all of which was long-term capital gain. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive, and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, shareholders.

Expenses: Expenses declined slightly in 2005 as new management fee breakpoints began to take effect. For the year the expense ratio was 1.19%. This represents a decline from the 1.22% expense ratio incurred in 2004.

In Closing

With earnings growing at a faster rate than share prices in 2005, stock-market valuations improved. Because of this development we have a somewhat more optimistic long-term outlook than we did a year ago. However, as we regularly note, Litman/Gregory’s stock-market view is of no consequence to the posture or performance of the fund. The fund’s sub-advisors work independently of our views and we continue to have great confidence in their skills. We believe those skills coupled with the mandate to run concentrated portfolios comprised of each manager’s highest confidence ideas are the reasons for the fund’s strong past performance. Moreover, for the same reasons, we remain confident in our belief that the fund can continue to deliver strong long-term performance.

As always, we value your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 15 for specific stock commentaries written by the Masters’ Select Equity managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

12 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Leaders and Laggards (Unaudited)

For the Six Months Ended December 31, 2005

By Percentage Gain / Loss
Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Cephalon, Inc.	$2,816,324	56.6%
Conn’s, Inc.	2,710,370	47.6%
Aon Corp.	5,291,350	43.6%
Amazon.Com, Inc.	13,076,658	42.5%
Level 3 Communications, Inc.	2,772,000	41.4%
Google, Inc.	3,826,507	41.0%
BE Aerospace, Inc.	2,382,615	40.6%
Cemex SA de CV	5,974,379	39.9%
eBay, Inc.	4,439,040	31.0%
QUALCOMM, Inc.	3,224,414	30.5%
	$46,513,657
General Motors Corp.	$(6,429,780)	(42.9%)
Universal American Financial Corp.	(1,899,486)	(35.1%)
Nautilus Group, Inc.	(2,394,544)	(35.1%)
Tempur-Pedic International, Inc.	(2,296,126)	(34.8%)
Gemstar - TV Guide International, Inc.	(1,454,625)	(25.4%)
Apollo Group, Inc.	(1,549,296)	(21.4%)
Dycom, Inc.	(1,012,406)	(21.4%)
Dell, Inc.	(1,588,630)	(21.3%)
XM Satellite Radio Holdings, Inc.	(2,436,957)	(18.3%)
Comcast Corp.	(3,055,892)	(14.3%)
	$(24,117,741)

By Dollar Gain / Loss
Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Amazon.Com, Inc.	$13,076,658	42.5%
EOG Resources, Inc.	7,290,800	29.2%
Cemex SA de CV	5,974,379	39.9%
Aon Corp.	5,291,350	43.6%
eBay, Inc.	4,439,040	31.0%
Google, Inc.	3,826,507	41.0%
Progressive Corp.	3,682,428	18.6%
FedEx Corp.	3,558,420	27.6%
QUALCOMM, Inc.	3,224,414	30.5%
Koninklijke (Royal) Philips Electronics NV	3,114,570	23.5%
	$53,478,566

General Motors Corp.	$(6,429,780)	(42.9%)
Dell, Inc.	(3,381,338)	(11.2%)
Comcast Corp.	(3,055,892)	(14.4%)
XM Satellite Radio Holdings, Inc.	(2,436,957)	(18.3%)
Nautilus Group, Inc.	(2,394,544)	(35.1%)
Tempur-Pedic International, Inc.	(2,296,126)	(34.8%)
Eastman Kodak Co.	(1,951,762)	(11.4%)
Universal American Financial Corp.	(1,899,486)	(35.1%)
Apollo Group, Inc.	(1,549,296)	(21.4%)
Gemstar - TV Guide International, Inc.	(1,454,625)	(25.4%)
	$(26,849,805)

For the Year ended December 31, 2005

By Percentage Gain / Loss
Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
Google, Inc.	$7,135,414	118.6%
EOG Resources, Inc.	16,583,600	105.6%
Conn’s, Inc.	4,966,958	86.2%
Cephalon, Inc.	3,050,369	64.3%
Cemex SA de CV	8,136,533	63.4%
Aon Corp.	5,863,650	50.7%
Powerwave Technologies, Inc.	3,054,097	49.9%
BE Aerospace, Inc.	2,595,789	45.9%
ResMed, Inc.	2,557,746	45.5%
Genentech, Inc.	5,826,403	45.3%
	$59,770,559
General Motors Corp.	$(7,618,906)	(47.1%)
Gemstar - TV Guide International, Inc.	(3,618,192)	(45.9%)
Navigant Consulting Co.	(2,220,560)	(39.8%)
Universal American Financial Corp.	(1,911,145)	(35.3%)
Tempur-Pedic International, Inc.	(2,296,126)	(34.8%)
ATI Technologies, Inc.	(1,714,127)	(28.7%)
XM Satellite Radio Holdings, Inc.	(4,000,365)	(26.9%)
Arkansas Best Corp.	(1,204,324)	(26.4%)
Eastman Kodak Co.	(4,819,342)	(24.1%)
Network Appliance, Inc.	(3,949,398)	(22.3%)
	$(33,352,485)

By Dollar Gain / Loss
Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
EOG Resources, Inc.	$16,583,600	105.6%
Cemex SA de CV	8,136,533	63.4%
Google, Inc.	7,135,414	118.6%
Progressive Corp.	6,450,562	37.8%
Aon Corp.	5,863,650	50.7%
Genentech, Inc.	5,826,403	45.3%
Amazon.Com, Inc.	5,542,367	14.5%
Conn’s, Inc.	4,966,958	86.2%
Powerwave Technologies, Inc.	3,054,097	49.9%
Cephalon, Inc.	3,050,369	64.3%
	$66,609,953
Tyco International Ltd.	$(7,740,122)	(19.2%)
General Motors Corp.	(7,618,906)	(47.1%)
Comcast Corp.	(5,108,727)	(21.8%)
Eastman Kodak Co.	(4,819,342)	(24.1%)
eBay, Inc.	(4,416,296)	(19.1%)
XM Satellite Radio Holdings, Inc.	(4,000,365)	(26.9%)
Network Appliance, Inc.	(3,949,398)	(22.3%)
Dell, Inc.	(3,878,671)	(12.6%)
Gemstar - TV Guide International, Inc.	(3,618,192)	(45.9%)
Tempur-Pedic International, Inc.	(2,296,126)	(34.8%)
	$(47,446,144)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Fund Summary 13

Masters’ Select Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		ASSET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Craig Blum/Stephen Burlingame	TCW Investment Management Company	20%	Mostly mid- and large-sized companies	Growth
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price
Bill D’Alonzo and team	Friess Associates, LLC	10%	Small and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global,may have up to 50%foreign stocks	Value
Bill Miller	Legg Mason Funds Management, Inc.	20%	All sizes, but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Dick Weiss	Wells Capital Management, Inc.	10%	Small and mid-sized companies	Growth at a reasonable price

Portfolio Composition

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 84 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.6 - $12.3 billion
Large-Cap Domestic > $12.3 billion

 By Sector
	Sector Weights
	Fund	Russell 3000 Index
Consumer Discretionary & Services	29.8%	12.1%
Finance	24.4%	21.6%
Technology	12.6%	15.8%
Industrials	10.0%	10.9%
Energy	6.7%	8.3%
Materials	6.2%	3.2%
Healthcare, Pharmaceuticals & Biotechnology	5.1%	13.4%
Consumer Staples	2.4%	8.3%
Telecommunications	1.1%	2.9%
Utilities	0.0%	3.5%
Notes & Bonds	0.5%	0.0%
Cash Equivalents & Other	1.2%	0.0%
Net Assets	100.0%	100.0%

14 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Stock Highlights

Salesforce.com, Inc. - Craig Blum and Steve Burlingame

Salesforce.com offers its customer relationship management software as a service that subscribers are able to access over the internet for a monthly subscription fee.

Salesforce.com is the leader in on-demand customer relationship management software and is well positioned to ride the on-demand secular wave of computing. With many of the issues that had previously deterred customers from using on-demand computing solutions such as security, latency and functionality being resolved, we believe that on-demand computing is at the tipping point. We believe that salesforce.com is attractive due to its compelling customer value proposition, disruptive technology, large market opportunity and favorable competitive positioning.

On-demand delivery of software over the internet is a disruptive technology that offers several advantages versus the typical client/server architecture. First, by accessing the service over the internet, customers are able to reduce the IT complexity in their organization by avoiding the need for sophisticated IT systems (servers, databases, etc.) and IT personnel. Second, software-as-a-service is sold on a subscription basis, reducing the upfront financial commitment for the customer (i.e. avoids upfront licensing fees). Third, the customer is able to install the service in a fraction of the time of a comparable client/server offering, allowing the customer to quickly realize the productivity benefits that are associated with the software. The culmination of these 3 advantages results in lower cost of ownership for the customer. In addition, on-demand vendors are able to monitor the customer usage of its product, resulting in more relevant updates for the customer, allowing the vendor to update the software multiple times each year, versus the typical client/server architecture that only results in updates every 1 to 2 years.

Salesforce.com is the leading on-demand software vendor and has established a sizeable first-mover advantage in the customer relationship management sector and is proceeding to solidify its lead by positioning its service as the on-demand platform. With over 351,000 subscribers, salesforce.com is estimated to have in excess of 3x the number of on-demand subscribers as its closest rival. By reducing the requirement for a complex IT environment, the company has expanded the addressable market for its customer on-demand solution beyond the sophisticated enterprise user and into the small and medium sized business market. We believe that the annual addressable opportunity for the company’s current service offering is in excess of $10B. The company’s multi-tenant architecture is highly scaleable and it should experience significant operating leverage as it continues to grow its revenue and subscriber base. To solidify its first-mover advantage and position the company’s service as the on-demand platform, the company recently launched an on-line marketplace for applications, AppExchange. AppExchange presents a new way for enterprise applications to be developed and distributed and enhances the value of the salesforce.com service to its user base.

From a competitive perspective, salesforce.com should be well positioned to solidify its position as the on-demand market leader. We believe that the on-demand delivery of software requires a significantly different business model than the one that has driven the enterprise software industry over the last 10-15 years. Due to internal structural issues that make it difficult for market leaders to respond to a disruptive technology, we believe that the entrenched enterprise software vendors will have difficulty transitioning their organizations and allocating resources to respond to the on-demand paradigm shift.

American International Group, Inc. - Christopher Davis

Over the past year, the newspapers were full of stories about American International Group (AIG) and the fall of its longtime CEO Hank Greenberg. Given our large position in this company, shareholders have a right to ask whether our investment in AIG was a mistake and whether we misjudged the quality of management. The answer to these questions is not a simple yes or no.

Before elaborating on my understanding of the facts at AIG, we want to provide some disclaimers. First, these issues are enormously complicated and, although we have studied them closely, our analysis involves a number of judgments and assumptions that may be incorrect. Second, events are still unfolding and information still emerging that may change our analysis even before you read it. Third, as large holders of AIG stock, we may have a bias toward showing the situation in the best possible light.

With that said, it now seems that a number of former AIG employees engaged in activities, including structuring and purchasing questionable reinsurance policies, that were primarily intended to manipulate the company’s reported financial results in order to bolster its stock price.

When authorities announced these charges, the board of directors took aggressive action which included delaying the filing of AIG’s financial results until the completion of a significant internal audit. The CEO, CFO and a number of top officers resigned, were replaced, and the stock price fell more than 25%.

The company has since completed its audit and released its financial statements. The overall effect was a reduction of shareholders’ equity by approximately 3%, some adjustments to prior years’ earnings (some slightly up, most slightly down) and some changes in the categorization of some components of the income statement.

While no restatement should be called minor, it is worth remembering that an insurance company’s earnings are made up of estimates and are subject to a vast range of choices that can influence results positively or negatively over any period. Companies must make estimates regarding loss reserves and reserve development and choices regarding reinsurance structure, investment policies, amortization schedules and so on. Over the past several years, the vast majority of comparable insurance companies have recognized significant reserve deficiencies and taken enormous charges ranging from 5%-35% of shareholders’ equity. So if we were asked the question, “Did AIG’s financial statements fairly represent the company’s financial condition and earnings power during the periods in question?”

Fund Summary 15

our answer, based on what we now know, would be a qualified yes, particularly compared with most others in this uncertain industry.

Furthermore, with almost $90 billion of shareholders’ equity, earning almost $1 billion per month, the comparisons made in the press of AIG to companies like Enron were both ignorant and irresponsible. While we do not condone “earnings smoothing” and we are disappointed by some of the choices made by former management, we would emphasize the importance of proportionality, both in assessing AIG’s current position and in evaluating the record of its former CEO, who took a mishmash of small and disparate insurance companies in the late 1960s and, through entrepreneurial intensity, fierce competitiveness and relentless execution, turned them into one of the most profitable companies in the world. Over the years, shareholders were very well served by Mr. Greenberg’s leadership.

As the scandal recedes, we believe that investors will again recognize the power, profitability and unique position of this global franchise.

Arris Group Inc. - Bill D’Alonzo

Cable companies are in a slugfest, with satellite providers, phone companies and net-based upstarts all vying for a piece of their turf. As cable companies fight back by rolling out new features, Arris stands prominently in their corner.

NASDAQ-listed Arris Group Inc. supplies advanced telephony equipment to cable system operators and other broadband service providers. The company’s products, including network devices, switches and other system hardware, enable its customers to deliver voice, video and data over their broadband infrastructure. Revenues grew 29% to $628 million in the 12 months through September.

Arris earned $0.20 per share in the September-quarter, up from $0.03 in the same period the year before. The results topped estimates by 11% and represented the company’s fourth consecutive quarter of exceeding expectations.

As the market-share leader in products that allow broadband providers to deliver integrated services, Arris is well-positioned to benefit from the cable industry’s push to generate multiple revenue streams from subscriber households through voice, data and video services. While still in its infancy, cable companies are expected to fuel strong growth in voice-over-internet-protocol (VoIP) services in the coming year. Arris serves 145 customers in 37 countries, including Charter Communications, Comcast, Earthlink, Liberty Media and Time Warner.

Rising demand for products to enable VoIP comes at an opportune time financially for Arris. Your team spoke with Chief Executive Robert Stanzione about supply chain improvements, improved receivables collections and other efforts to bring down costs at a time when demand is accelerating. Gross profit margins expanded by more than 2 percentage points from their June-quarter level to 27.4% in the September quarter. Arris also recently became debt-free.

Your team bought Arris at less than 13 times 2006 earnings estimates. Analysts predict Arris will grow earnings 34% in 2006.

Tyco International Ltd. - Bill Miller

Tyco International Ltd. is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page xx.

Progress Software Corp. - Dick Weiss

Progress Software Corporation (Progress) is a Bedford, Massachusetts-based firm that supplies software to simplify and accelerate the development, deployment, integration, and management of business applications. This high-quality company has been profitable for the past 18 years.

The company has significant exposure to Service-Oriented Architecture (SOA), which presents the opportunity for organizations to achieve broad-scale interoperability of IT systems, while providing the flexibility required to continually adapt these systems to changing business requirements. Adoption of SOA has dramatically increased over the last year, with technology executives responsible for such mission-critical applications as supply-chain, manufacturing, financial trading, and airport operations moving their infrastructure toward an SOA. Our thesis is that this trend represents a secular change in the industry and is a key growth driver for Progress.

In December, the company announced a cash tender offer to acquire NEON Systems. Creating temporary uncertainty, the recent acquisition announcement initiated a pullback in valuation, providing an opportunity to buy in well below historic multiple levels. Progress expects acquisitions to be accretive within 12 months, and to provide ongoing double-digit growth. We believe management will successfully integrate this new acquisition and continue to meet or beat expectations given the relatively small size of the acquisition, the complementary product line, cross-selling opportunities and the company’s acquisition track record.

Progress is under-followed for a company of its size and success. The company met or exceeded earnings expectations every quarter since September 1996 and historically trades at an average of 24x FY1 (forward one year) earnings and 20x FY2 earnings. Top line growth of 10% and EPS (earnings per share) growth of 12-15% is expected between organic and acquisition growth for the next several years. This growth outpaces the overall technology sector which is maturing to the mid to high single-digit range. Progress’ Sonic Software product is growing at 15-25% and is a leading offering in the messaging and integration market as organizations move toward standards based tools. Data Direct’s growth rate is 15-20% and captures an 80% market share in distributed data

16 The Masters’ Select Funds Trust

driver connectivity. The Neon acquisition dovetails nicely with Data Direct providing a complementary product on the Mainframe platform. The Real Time Data Services division provides the ability to read, analyze and react to real time streaming events. This is an early market area with large upside in supply chain management associated with RFID deployment as well as other sectors dependent on tracking, and reacting to, real time events like Financial Services, Travel, Manufacturing, and Telecom.

Overall, we feel the stock has significant upside potential. Supporting this assessment is the quality of the firm; its exposure to the secular move to SOA; and competitive advantages such as a more comprehensive product line, award winning product support and product reliability and quality. Currently trading at 16x FY2 P/E, and a substantial discount to our Private Market Value, we believe the stock offers excellent long term potential.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 17

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2005

Shares		Value
COMMON STOCKS: 98.3%
Consumer Discretionary: 29.8%
929,400	Amazon.Com, Inc.*	$43,821,210
94,000	Apollo Group, Inc.*	5,683,240
350,000	Champion Enterprises, Inc.*	4,767,000
475,000	Charming Shoppes, Inc.*	6,270,000
33,967	Comcast Corp. - Class A*	881,783
419,000	Comcast Corp. - Special Class A*	10,764,110
180,000	Conn’s, Inc.*	6,636,600
998,600	DIRECTV Group, Inc. (The)*	14,100,232
131,000	Discovery Holding Co. - Class A*	1,984,650
311,000	Disney (Walt) Co.	7,454,670
600,000	Eastman Kodak Co.	14,040,000
433,500	eBay, Inc.*	18,748,875
253,000	Emmis Communications Corp. - Class A*	5,037,230
450,000	Expedia, Inc.*	10,782,000
1,635,000	Gemstar - TV Guide International, Inc.*	4,267,350
441,000	General Motors Corp.	8,564,220
350,000	Home Depot, Inc. (The)	14,168,000
450,000	IAC/InterActiveCorp.*	12,739,500
527,000	Koninklijke (Royal) Philips Electronics NV	16,389,700
1,797,000	Liberty Media Corp.*	14,142,390
161,200	Pixar, Inc.*	8,498,464
262,000	Ruby Tuesday, Inc.	6,783,180
135,000	Ryland Group, Inc.	9,737,550
210,000	Starbucks Corp.*	6,302,100
373,300	Tempur-Pedic International, Inc.*	4,292,950
317,400	XM Satellite Radio Holdings, Inc. - Class A*	8,658,672
		265,515,676
Consumer Staples: 2.4%
195,000	Altria Group, Inc.	14,570,400
135,000	Costco Wholesale Corp.	6,678,450
		21,248,850
Energy: 6.7%
245,000	Dresser-Rand Group, Inc.*	5,924,100
440,000	EOG Resources, Inc.	32,282,800
145,000	FMC Technologies, Inc.*	6,223,400
120,000	GlobalSantaFe Corp.	5,778,000
96,000	Houston Exploration Co. (The)*	5,068,800
126,700	Todco - Class A	4,822,202
		60,099,302
Finance: 24.4%
283,200	American Express Co.	14,573,472
279,900	American International Group, Inc.	19,097,577
56,640	Ameriprise Financial, Inc.	2,322,240
485,000	Aon Corp.	17,435,750
154	Berkshire Hathaway, Inc. - Class A*	13,647,480
225,000	Capital One Financial Corp.	19,440,000
204,600	Commerce Bancorp, Inc.	7,040,286
270,000	Conseco, Inc.*	6,255,900
60,500	Fairfax Financial Holdings Ltd.	8,673,280
270,500	Golden West Financial Corp.	17,853,000
499,119	HSBC Holdings Plc	8,003,376
696,600	JPMorgan Chase & Co.	27,648,054
215,000	MGIC Investment Corp.	14,151,300
180,600	Progressive Corp.	21,090,468
150,000	Transatlantic Holdings, Inc.	10,080,000
250,000	Washington Mutual, Inc.	10,875,000
		218,187,183

Shares/ Principal Amount		Value
Healthcare, Pharmaceuticals & Biotechnology: 5.1%
104,600	Cephalon, Inc.*	$6,771,804
144,700	Genentech, Inc.*	13,384,750
140,000	Icon Plc SA*	5,759,600
160,000	ImClone Systems, Inc.*	5,478,400
148,000	ResMed, Inc.*	5,669,880
220,000	Symmetry Medical, Inc.*	4,265,800
90,000	Varian Medical Systems, Inc.*	4,530,600
		45,860,834
Industrials: 10.0%
146,100	Armor Holdings, Inc.*	6,231,165
375,000	BE Aerospace, Inc.*	8,250,000
159,000	FedEx Corp.	16,439,010
175,000	Foster Wheeler Ltd.*	6,436,500
230,000	Skywest, Inc.	6,177,800
1,500,000	Tyco International Ltd.	43,290,000
100,000	Wabtec Corp.	2,690,000
		89,514,475
Materials: 6.2%
353,303	Cemex SA de CV	20,961,467
50,000	Eagle Materials, Inc.	6,118,000
58,500	Minerals Technologies, Inc.	3,269,565
200,000	Mittal Steel Co. NV - Class A	5,266,000
236,200	Sealed Air Corp.*	13,267,354
125,000	United States Steel Corp.	6,008,750
		54,891,136
Technology: 12.6%
515,900	Arris Group, Inc.*	4,885,573
90,000	Benchmark Electronics, Inc.*	3,026,700
700,000	Dell, Inc.*	20,993,000
31,700	Google, Inc. - Class A*	13,151,062
264,500	Mentor Graphics Corp.*	2,734,930
362,400	Network Appliance, Inc.*	9,784,800
850,000	Parametric Technology Corp.*	5,185,000
730,000	Powerwave Technologies, Inc.*	9,176,100
190,000	Progress Software Corp.*	5,392,200
320,200	QUALCOMM, Inc.	13,794,216
164,100	Salesforce.com, Inc.*	5,259,405
484,900	Yahoo!, Inc.*	18,998,382
		112,381,368
Telecommunications: 1.1%
3,300,000	Level 3 Communications, Inc.*	9,471,000
TOTAL COMMON STOCKS
(cost $694,054,941)		877,169,824
NOTES & BONDS: 0.5%
Telecommunications: 0.5%
$4,650,000	Level 3 Communications, Inc., 10.000%, 05/01/11+	4,922,695
TOTAL NOTES & BONDS
(cost $4,650,000)		4,922,695

18 The Masters’ Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2005 - (Continued)

Principal Amount	Value
SHORT-TERM INVESTMENT: 1.1%
$9,868,000 State Street Bank & Trust Co., 3.000%, 12/31/05, due 01/03/06 [collateral: $10,145,467, US Treasury Notes, 3.625%, due 01/15/10, value $10,079,930] (proceeds $9,870,668)	$9,868,000

TOTAL SHORT-TERM INVESTMENT
(cost $9,868,000)	9,868,000

TOTAL INVESTMENTS IN SECURITIES
(cost $708,572,941): 99.9%	891,960,519

Other Assets less Liabilities: 0.1%	613,549

NET ASSETS: 100.0%	$892,574,068

* Non-income producing security.
+ Illiquid securities.

See accompanying Notes to Financial Statements.

Schedule of Investments 19

Masters’ Select International Fund Review

Foreign stock markets surged in the second half of 2005. Most foreign benchmarks returned between 16% and 18% since June, after going nowhere the first half of the year. Masters’ Select International out-returned its benchmarks during both halves of the year. For all of 2005 the fund returned 23.8%. This was a very strong performance relative to its benchmarks. And, as noted later in this report, the fund placed in the top 4% of its peer group as measured by both Lipper and Morningstar.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index, the S&P Citigroup Global PMI (ex US) Index and the Lipper International Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply any future performance. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance As of December 31, 2005

	Average Annual Total Returns
	2005	Three-Year	Five-Year	Since Inception (12/1/97)
Masters Select International Fund	23.78%	25.24%	6.67%	12.19%
MSCI All Countries World Free
(ex US) Index	17.11%	26.20%	6.61%	7.33%
S&P Citigroup Global PMI
(ex US) Index	17.71%	25.97%	6.32%	7.62%
Lipper International	15.67%	23.10%	5.33%	7.02%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value  of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility.

Indices are unmanaged and do not incur fees, expenses or taxes. See page 68 for index definitions

Long-Term Performance Analysis

The last couple of years have presented shareholders with a lesson in relative performance volatility. After suffering through a very difficult 2004 relative to its peers (though the fund’s return was in the teens), Masters’ Select International rebounded impressively in 2005. With a portfolio that is very different from the benchmarks’ portfolios, performance that is out of sync with those benchmarks is to be expected. While this may be frustrating to some shareholders, the fact that the fund’s sub-advisors are willing to invest very differently from the benchmarks is exactly what allows the fund the opportunity to significantly out-return those benchmarks over the long run. And, as we always emphasize, it is long-term performance that we are after.

It is also interesting to see the trends in the performance of actively managed funds relative to key benchmarks. In the first few years after Masters’ Select International was launched, many international funds were able to beat international index benchmarks. However, in the last few years it has been much tougher. This can be seen by the fact that Masters’ Select International has slightly trailed its index benchmark over the past three years despite ranking in the top 7% of its Morningstar peer group over the same time period. As shown in the tables in this report, and discussed below, over its full life the fund has achieved our objective of significantly out-returning its benchmarks and ranking high in its peer group.

Over its eight-year and one-month life, Masters’ Select International has beaten its benchmarks by a wide margin. Past performance trends cannot be counted on to predict future performance trends, however we continue to believe that the Masters’ Select structure, the quality of the fund’s sub-advisors and Litman/Gregory’s oversight are the reasons for the good performance. If we are right, we believe there is reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run.

In our opinion many of the fund’s specific performance accomplishments are encouraging, including the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

•
The fund out-returned, as measured by average annual total return, the best performing of its benchmarks by 4.57 percentage points (457 basis points) since its inception eight years and one month ago. In dollar terms, a hypothetical $10,000 investment in the fund is worth $25,344 vs. $18,112 invested in the index. Thus the fund has generated $15,344 of total return vs. $8,112 with the index, an excess return of 89%.

•
The fund outperformed its benchmarks in 1999, a strong year for foreign growth stocks, and also in 2000 and 2001, strong years for foreign value stocks, as measured by total return. It is noteworthy that the fund was in the top quintile in its Lipper Core International Fund (1999 - 40th out of 516 funds; 2000 - 92nd out of 605 funds) and Morningstar Foreign Large Blend Fund (1999 -3rd percentile out of 266 funds; 2000 - 6th percentile of 305 funds) peer groups in both 1999, an extreme growth year, and 2000, an extreme value year. Please see the table below for ranking information, including one-year, three-year, five-year and since inception periods.

20 The Masters’ Select Funds Trust

•
The fund outperformed its primary benchmarks, as measured by total return, in the negative-return years for the international stock markets of 2000 and 2001 and beat one index but trailed another in 2002 (another negative-return year). It also beat its benchmarks in 1999 and 2005, both strong years for international stocks. And in 2003, another strong year, it beat one of its two benchmarks.

•
There have been 38 rolling five-year time periods (the first starting at the fund’s inception, and then in each subsequent period commencing at the beginning of the next month) during the fund’s life. Masters’ Select International has outperformed its MSCI benchmark in 33 of these periods (87% of the time), as measured by average annual total return. The fund has out-returned its MSCI benchmark in 39 of the 62 rolling three year periods (63% of the time). Most of the underperforming three-year periods have been recent and are a result of the very poor seven-month period ending August 2004, which offset surrounding stronger relative performance periods. Even taking into account the impact of the fund’s struggles during part of 2004, we believe the fund’s performance consistency over three- and five-year time periods during its full life is noteworthy.

•
Since its inception and over most shorter time periods the fund is highly ranked compared to its international fund Lipper Category peer group (note: the lower the percentage ranking the better). As reflected in the table below, for the period since the fund’s inception (December 1, 1997), Masters’ Select International is ranked in the top 3.8% of its Core International peer group. It is also highly ranked compared to its Morningstar Foreign Large Blend peer group over the past five years. (Note: Morningstar does not provide a “since-inception” ranking.) 2004 was the only year in the last seven that the fund failed to rank at least in the top 30% of its Lipper and Morningstar peer groups. In 2005 it ranked in the top 4% in both the Lipper and Morningstar peer groups.

MASTERS’ SELECT INTERNATIONAL FUND
LIPPER INTERNATIONAL FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking								Trailing Periods
	As of December 31								As of December 31, 2005
	1998	1999	2000	2001	2002	2003	2004	2005	One-Year	Three-Year	Five-Year	Since Inception
% Rank in Category	63.4%	7.8%	15.2%	23.5%	28.6%	25.7%	80.9%	3.7%	3.7%	20.4%	22.8%	3.8%
Funds in Category	435	516	605	759	808	834	854	875	875	756	561	312

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

MASTERS’ SELECT INTERNATIONAL FUND
MORNINGSTAR FOREIGN LARGE BLEND PEER GROUP RANKINGS BASED ON TOTAL FUND RETURNS
	Annual Ranking								Trailing Periods
	As of December 31								As of December 31, 2005
	1998	1999	2000	2001	2002	2003	2004	2005	One-Year	Three-Year	Five-Year
% Rank in Category	69%	3%	6%	18%	23%	16%	86%	3%	3%	7%	10%
Funds in Category	229	266	305	348	405	450	489	602	602	513	378

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

•
Historically, each of the fund’s long-term managers has outperformed his or her benchmarks during their tenure at the fund. This includes sub-advisors who were replaced. (We don’t include Bill Fries in this analysis because he has been part of the fund for less than three years, a period of time we believe is not long enough to make a meaningful performance assessment. We also don’t include Amit Wadhwaney and Jim Gendelman who were added to the fund earlier this year.) Of the two current managers who have lengthy tenures with Masters’ Select, one has outperformed his benchmark by 10.5 percentage points on an annualized basis while the other has outperformed by 3.1 percentage points on an annualized basis.

•
Masters’ Select International has also out-returned each of its benchmarks by a significant margin over its life, after taking taxes into account. Though performance reporting regulations do not provide any methodology for measuring a benchmark’s after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can nevertheless say with certainty that the fund has out-returned its benchmarks after taking into account taxes because its after-tax return exceeds the pre-tax return of all its benchmarks. Masters’ Select International’s after-tax return over its life, assuming all shares were liquidated on December 31, 2005, and taxes were paid on distributions in each year at the highest tax rate in place at the time of

Fund Summary 21

each distribution, was 10.30%. Masters’ Select International Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/01/97) periods ended December 31, 2005 are 20.09%, 5.95% and 11.04%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/01/97) periods ended December 31, 2005 are 18.59%, 5.56% and 10.30%, respectively.

Portfolio Commentary

Performance of managers: For the year, three of the fund’s five managers outperformed their respective benchmarks by significant margins. The other two managers narrowly trailed their benchmarks. In most periods of less than three years the fund will have a mix of underperforming and outperforming managers. But historically, the outperforming managers have more than offset the underperforming managers. In 2005, the performance of the individual managers ranged from a gain of 15.4% to a gain of 39.7%.

Sector, regional and stock-picking impact: Based on our attribution analysis, the fund’s overall sector exposure relative to the S&P/Citigroup PMI Global ex-US Index had little net effect on relative performance during 2005. Stock selection was the key driver of performance. From a sector perspective, the fund benefited from its slight overweighting to the strong-performing energy sector, but was hurt by its underweighting to materials and overweighting to healthcare stocks. Stock selection was very strong within the energy, financials, materials, telecom and industrials sectors, contributing to the fund’s outperformance for the year. Stock picking was relatively weak within consumer staples and healthcare. From a country and regional perspective, the managers’ stock picking was particularly good within Japan, generating an average return of 46%. The fund’s Canadian stocks also performed very well, up more than 50%. But stock picking was relatively poor within the U.K. market. It is important to remember that the fund’s sector and country weightings are a residual of the managers’ bottom-up stock selection process rather than the result of top-down asset allocation decisions.

Leaders and laggards: As is always the case, there were some big winners and losers among the fund’s specific stock holdings in 2005. Four of the fund’s stock pickers (including one of the managers who was replaced earlier in the year) owned at least one stock that appeared on the fund’s ten biggest dollar winners list. Five managers had at least one stock among the biggest losers. The fund’s top-performing manager in 2005 had five of his stocks appear on the winners’ list and five stocks on the losers’ list, but the gains from the winners’ far surpassed the losses generated by his biggest losers. Overall, the aggregate gain from the top ten winners was more than three times the aggregate loss from the bottom ten laggards. Six of the ten largest winners remained in the portfolio at year end, but none of the biggest losers remained.

See the table on page 24 that lists the leaders and laggards over the past six and twelve months. The table includes the biggest dollar gains and losses as well as the largest percentage winners and losers.

Portfolio mix: Please see page 25 for sector, asset class and regional allocations as of year end. Following are some key points.

•
From a sector standpoint, the biggest changes to the portfolio came in consumer staples, where the exposure dropped by approximately ten percentage points from the beginning of the year. The allocation to technology and energy stocks also declined significantly during the year. Meanwhile, financial sector exposure increased by almost ten percentage points and the healthcare weighting rose four percent.

•
The fund’s largest weighting is in the consumer discretionary sector, at 25.2%. This compares to the benchmark weighting of just 9.4%. The fund’s healthcare weighting of 13.5% is more than twice the benchmark weight. Conversely, the finance sector accounts for 21% of the fund’s assets compared to 31% for the benchmark. The fund is also significantly underweighted to the technology, materials and utilities sectors.

•	Exposure to Japanese stocks began the year at 9.4% and ended the year at 15.6% of the portfolio, about six percentage points below the benchmark weighting for Japan.

•	The fund’s weighting in European stocks declined to 50% (from 58% last year), slightly below the benchmark weighting.

•
The fund’s weighting in Latin American companies fell a couple percentage points to 5.2%, while its exposure to Asia ex-Japan rose two percentage points to 12.6%. Combined, these two regions comprised a 5% overweight relative to the index.

•
In terms of market-cap breakouts, the fund has more of a “barbell” structure than last year, with an increased allocation to both smaller companies (less than $2 billion market cap) and larger companies (greater than $10 billion market cap) and a decline in the mid-cap weighting.

•	The fund’s cash position ticked up slightly to 6.1% of assets at year end.

•
At year end approximately 5% of the fund’s foreign currency exposure was hedged back into the U.S. dollar (to hedge against dollar appreciation), down from about 7.5% at the end of 2004. Roughly 10% of the fund’s gross exposure to both the yen and the euro was hedged.

22 The Masters’ Select Funds Trust

Miscellaneous

Taxes: After several years without making a capital gains distribution, Masters’ Select International distributed sizable gains in 2005. The large 2005 taxable distribution was not typical and we believe future distributions will be much lower in most years. Specifically, the fund ran up against two issues. First, the fund has performed very well with an unusually high return of over 118% (this number is cumulative, not annualized) over the past 33 months. A number of individual holdings performed even better, making them less attractively valued, which lowered our managers’ conviction in them (ultimately causing them to be sold). During this period there were no capital gain distributions made until the year-end 2005 distribution. Second, the replacement of two sub-advisors early in 2005 resulted in the turnover of most of their portfolios. Because the market had already rebounded over the past couple of years, this triggered gains. The good news is that returns have been very strong and that even after taking the sizable 2005 taxable distribution into account, Masters’ Select International has outperformed its benchmark. Longer-term, as noted above, the fund has significantly outperformed its benchmark pre-tax and after-tax.

Expenses: Expenses for 2005 were 1.08% of assets. The expense ratio in 2004 was 1.09%.

In Closing

The very strong 2005 performance delivered by Masters’ Select International was particularly satisfying after the fund struggled in 2004. However, the more important accomplishment during the year was the addition of Amit Wadhwaney and Jim Gendelman as sub-advisors to the fund. We feel fortunate to have such a strong team of stock pickers in place.

Despite the strong performance by foreign stock markets in 2005, we continue to believe foreign stocks are well within a fair-value range. Valuation tells us nothing about how stocks may perform in the next year, but we strongly believe that valuation is the best indicator of long-term performance. With stock prices appearing to be fairly priced or perhaps even a tad undervalued, stocks are likely to perform at least reasonably well relative to inflation and bonds over the next five to ten years. And over long time periods we continue to be optimistic that the fund can continue to do better than the foreign stock market averages. We believe this primarily because of the quality of the Masters’ Select sub-advisors and the concentrated high-conviction portfolios they run for this fund.

We are always grateful for your confidence. Along with the fund’s sub-advisors, we will work hard to continue to earn it.

Please see page 26 for specific stock commentaries written by the Masters’ Select International managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary 23

Masters’ Select International Fund Leaders and Laggards (Unaudited)

For the Six Months Ended December 31, 2005

By Percentage Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Toho Titanium Co.	$20,242,372	111.3%
KK DaVinci Advisors	23,841,931	100.8%
Yamada Denki Co. Ltd.	8,797,997	100.3%
Subsea 7, Inc.	4,590,539	68.7%
Tokuyama Corp.	9,579,669	63.0%
Aker Kvaerner ASA	2,898,353	51.4%
Toyota Motor Corp.	10,122,010	42.4%
Aegis Group Plc	5,506,467	40.4%
Hong Kong Exchanges and Clearing Ltd.	4,606,716	32.6%
Chiyoda Corp.	8,509,828	32.3%
	$98,695,883

Actelion	$(6,534,290)	(26.7%)
Neteller	(4,328,949)	(23.4%)
Statoil ASA	(3,433,025)	(18.5%)
Thomson SA	(1,545,665)	(15.6%)
Singapore Telecommunications Ltd.	(1,893,479)	(13.2%)
Reed Elsevier Plc	(937,608)	(6.2%)
Tesco Plc	(1,378,200)	(5.7%)
British Sky Broadcasting Group Plc	(1,334,777)	(5.7%)
BP Plc ADR	(884,251)	(3.5%)
Novartis AG	(712,103)	(3.5%)
	$(22,982,347)

By Dollar Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
KK DaVinci Advisors	$23,841,931	100.8%
Toho Titanium Co.	20,242,372	111.3%
Toyota Motor Corp.	10,122,010	42.4%
EnCana Corp.	10,090,269	16.4%
Tokuyama Corp.	9,579,669	63.0%
Precision Drilling Corp.	9,213,380	22.8%
Yamada Denki Co. Ltd.	8,797,997	100.3%
Chiyoda Corp.	8,509,828	32.3%
America Movil S.A. de C.V.	8,460,280	13.1%
UBS AG	8,397,266	20.5%
	$117,255,002

Actelion	$(6,534,290)	(26.7%)
Neteller	(4,328,949)	(23.4%)
Statoil ASA	(3,433,025)	(18.5%)
Singapore Telecommunications Ltd.	(1,893,479)	(13.2%)
Thomson SA	(1,545,665)	(15.6%)
Tesco Plc	(1,378,200)	(5.7%)
British Sky Broadcasting Group Plc	(1,334,777)	(5.7%)
Reed Elsevier Plc	(937,608)	(6.2%)
BP Plc ADR	(884,251)	(3.5%)
Bayerische Motoren Werke (BMW) AG	(798,563)	(2.9%)
	$(23,068,807)

For the Year ended December 31, 2005

By Percentage Gain / Loss

	Twelve Month Dollar	Twelve Month
Security	Contribution/(Loss)	% Change
Yamada Denki Co. Ltd.	$10,212,609	138.8%
Toho Titanium Co.	20,242,372	111.3%
KK DaVinci Advisors	23,841,931	100.8%
Subsea 7, Inc.	5,490,549	94.9%
Aker Kvaerner ASA	3,866,606	82.7%
Chiyoda Corp.	15,394,991	79.1%
Deutshce Boerse AG	6,837,061	63.5%
EnCana Corp.	27,227,844	61.5%
Precision Drilling Corp.	17,467,908	54.5%
Tokuyama Corp.	8,857,812	47.6%
	$139,439,683

Furakawa Electric Co. Ltd.	$(5,329,100)	(30.6%)
Actelion	(6,534,290)	(26.7%)
Neteller	(4,328,949)	(23.4%)
Thomson SA	(2,289,098)	(21.5%)
Statoil ASA	(3,433,025)	(18.5%)
Trend Micro	(1,606,355)	(18.3%)
KingFisher Plc	(6,295,350)	(18.3%)
ARM Holdings Plc	(3,671,765)	(12.2%)
Singapore Telecommunications Ltd.	(1,545,180)	(11.1%)
TUI AG	(1,788,876)	(10.0%)
	$(36,821,988)

By Dollar Gain / Loss

	Twelve Month Dollar	Twelve Month
Security	Contribution/(Loss)	% Change
EnCana Corp.	$27,227,844	61.5%
KK DaVinci Advisors	23,841,931	100.8%
Toho Titanium Co.	20,242,372	111.3%
Precision Drilling Corp.	17,467,908	54.5%
Chiyoda Corp.	15,394,991	79.1%
America Movil S.A. de C.V.	10,409,151	16.5%
Yamada Denki Co. Ltd.	10,212,609	138.8%
Tokuyama Corp.	8,857,812	47.6%
Roche Holding AG	8,317,048	15.1%
Toyota Motor Corp.	6,923,335	25.6%
	$148,894,999

Actelion	$(6,534,290)	(26.7%)
KingFisher Plc	(6,295,350)	(18.3%)
Tesco Plc	(5,569,418)	(8.2%)
Furakawa Electric Co. Ltd.	(5,329,100)	(30.6%)
Neteller	(4,328,949)	(23.4%)
ARM Holdings Plc	(3,671,765)	(12.2%)
China Petroleum & Chemical Corp.	(3,595,128)	(9.0%)
Statoil ASA	(3,433,025)	(18.5%)
Thomson SA	(2,289,098)	(21.5%)
PT Telekomunikasi Indonesia	(2,196,405)	(7.3%)
	$(43,242,529)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

24 The Masters’ Select Funds Trust

Masters’ Select International Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		ASSET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries	Thornburg Investment Management, Inc.	24%	All sizes	Eclectic, may invest
				in traditional value
				stocks or growth
				stocks
David Herro	Harris Associates L.P.	23%	All sizes, but mostly	Value
			large and mid-sized
			companies
Jim Gendelman	Marsico Capital Management, LLC	15%	All sizes, but mostly	Growth
			large and mid-sized
			companies
Ted Tyson	Mastholm Asset Management, LLC	23%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value

Portfolio Composition

The fund holds 66 securities, exclusive of cash equivalents.

By Sector

	Sector Weights
		Citigroup Global
		PMI (ex US)
	Fund	Index
Consumer Discretionary & Services	25.2%	9.4%
Finance	21.0%	30.9%
Healthcare, Pharmaceuticals & Biotechnology	13.5%	6.6%
Industrials	9.4%	8.0%
Energy	7.6%	10.7%
Telecommunications	6.8%	6.8%
Consumer Staples	5.0%	7.0%
Technology	2.8%	7.7%
Materials	2.6%	8.1%
Utilities	0.0%	4.8%
Cash Equivalents & Other	6.1%	0.0%
Net Assets	100.0%	100.0%

By Region

	Region Weights
		Citigroup Global
		PMI (ex US)
	Fund	Index
Western Europe & United Kingdom	50.0%	52.5%
Japan	15.6%	21.5%
Asia (ex Japan)	12.6%	9.9%
North America	6.6%	6.8%
Latin America	5.2%	2.6%
Australia/New Zealand	3.8%	4.4%
Africa	0.0%	1.5%
Middle East	0.0%	0.8%
Cash Equivalents & Other	6.2%	0.0%
Net Assets	100.0%	100.0%

By Asset Class

Market Capitalization:

Developed Markets Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion

By Market Capitalization

Market Capitalization:
Small-Cap < $2.0 billion
Mid-Cap $2.0 billion – $10.0 billion
Large-Cap > $10.0 billion

Fund Summary 25

Masters’ Select International Fund Stock Highlights

Roche Holding AG - Bill Fries

Headquartered in Switzerland, Roche has been in operation for over a century. Roche is the world leader in cancer medicines and virology. Its main products include treatments for anemia (CERA), arthritis (Rituxan), and cancer (Herceptin, Tarceva and Avastin) as well as Hepatitis C and HIV. The company also operates a diagnostics business, which specializes in disease monitoring and prevention. Roche has significant stakes in US based Genentech (56%) and Japan based Chugai (50%).

Roche’s solid cancer franchise largely originates from their majority ownership of Genentech, which also provides Roche with exclusive rights to sell these products outside of the US. In addition, a strong relationship with Chugai allows for penetration of the difficult to enter the Japanese market. Together, the companies lead the oncology industry with popular cancer drugs like Rituxan (which also treats rheumatoid arthritis) and Herceptin, the latter of which has shown especially promising potential in combination with the recently-released Avastin in adjuvant breast cancer. Avastin is also in late phase studies for renal cell, prostate, pancreatic, and ovarian cancers. Roche’s diagnostics division has grown through products focusing on diabetes, molecular diagnostics, and immunochemistry. An improved product mix, with high barriers to entry given the biologic nature of many of its products, should serve to consistently increase Roche’s margin over time as growth is being driven by oncology products which command higher than overall margins. The expiring patent of Rocephin (an antibiotic composing approximately 4% of 2004 revenues) is a near term concern, but we believe continued growth in existing products as well as a promising pipeline including Tarceva (non small cell lung cancer) and the new osteoporosis drug, Boniva, will serve to mitigate adverse revenue effects. In addition, anti-influenza drug Tamiflu has been well received as a potential treatment for avian flu with an increasing number of government contracts due to pandemic planning as well as general demand.

Roche has posted solid growth over the last two years and continues to pioneer new treatments for a variety of ailments which should lead to continued above industry double digit growth rates. We believe that new developments in oncology, virology, and diagnostic equipment will set Roche apart from its competitors and fuel further gains.

Matalan Plc - David Herro

“High Street Quality at Half the Price” is the motto of Britain’s largest discount clothing retailer Matalan. The company sells fashionable mostly private label apparel for men, women and children as well as some household products. The company was formerly a “high flyer” which may have grown too quickly under founder John Hargreaves. Hargreaves stepped away from the business installing John King to become the CEO and to get the company operating more efficiently and on a more sustainable growth path.

Today, even though the UK is coming out of a very strong retail recession, Matalan continues to improve efficiency as evidenced by margin expansion and better inventory turns. Not only is the management team doing a good job operationally, but also, they are judiciously using free cash to refit stores, expand where they are not present and to buy back the companies shares. All of these actions will lead to value creation in our view.

The company, besides being well managed, sells at a low price at 10x normal earnings and under 7x its cash flow. It has a strong balance sheet with very little debt as well. We believe given the combination of a high quality business at a low price, that Matalan represents an excellent value. Just like the company’s motto!

America Movil SA - Jim Gendelman

America Movil SA is a leading mobile communications service provider in Latin America. Originally the wireless division of Mexican telephone operator Teléfonos de México, America Movil was spun off in 2000 and has since expanded into the rest of Latin America. America Movil presently has approximately 83 million subscribers, controls 77% of the wireless market in Mexico, and has growing presence in Brazil and Argentina. The company also maintains strong market share positions in Columbia, Ecuador, and many other Latin American countries.

We believe that the company may be a compelling long-term investment for several reasons. Latin American economies should continue to grow at above average levels for the next three to five years as these economies move toward developed status. As consumers’ disposable income increases in these regions, we expect that cell phone usage will escalate as well. We also believe that there may be a significant revenue per user opportunity within the Latin American markets. For example, many of these subscribers are currently at the low end of minute usage (e.g., 100 minutes/month vs. the U.S. at 500 minutes/month). In addition, during the first nine months of 2005, the company added 19 million wireless customers to its subscriber base, more than the entire number added in 2004. America Movil also introduced the first prepaid phone system which we believe has been the key to expanding wireless telephone service to many Latin American markets.

America Movil may also benefit from the potential increase in wireless penetration (i.e., the percent of population with wireless phones). Currently, Latin America is in the early phase of growth and has just 45% wireless penetration as compared to the U.S. and Europe at approximately 75-95% penetration. We believe that the wireless penetration opportunity may be roughly double its current rate. Further, there exists additional revenue per user opportunity from the younger demographics of the Latin American countries. As the younger generation turns into the next wave of consumers, they may, in turn, use more options on their cell phones such as text messaging, video and internet.

Scale is also an important investment “plus” for America Movil. As the largest Global System for Mobile Communications (GSM) operator in Latin America, there exists opportunities for seamless network coverage and economies of scale to drive down local tariffs. The company’s size may also create leverage in negotiating prices with handset manufacturers and equipment vendors.

26 The Masters’ Select Funds Trust

We find the stock valuation, as of this writing, compelling given our internal forecasts of revenue and operating profit growth of more than 20% over the next three years. Additionally, America Movil’s growing free cash flow is being utilized for generating increasing dividends and share buybacks, which may enhance the return of capital to shareholders.

Tokuyama Corp. - Ted Tyson

Tokuyama Corporation is a Japan-based producer of chemicals and building materials such as PVC and portland cement. The company’s most important product, by far, is polycrystalline silicon (PCS), which currently accounts for over two-thirds of earnings. PCS is a vital ingredient in the manufacture of both semiconductors and solar panels used in the creation of solar energy.

A world-wide shortage of highly purified PCS for semiconductors, and higher demand for solar panels due to the sharp increase in oil prices, allowed Tokuyama to increase prices sharply in 2005. Recently, it announced a further price increase for 2006, averaging 30% for semiconductor grade material and slightly less for solar panel use. Over 75% of Tokuyama’s production goes to the semiconductor industry.

The non-PCS businesses of Tokuyama have also recovered strongly, helped by an increase in housing demand in Japan. However, this is unlikely to lead to an ongoing increase in non-PCS earnings, as a sharp reduction in public works spending will likely offset other growth areas in the Japanese construction sector.

Tokuyama is engaged in the construction of a pilot plant for the production of lower-grade PCS for solar applications. Using a methodology known as “VLD” the company is attempting to reduce the cost of PCS for solar use by more than 30%. Since Tokuyama is the only PCS producer engaged in VLD production, success would give the company a forbidding price advantage in the solar market for some time. The pilot plant should be producing PCS by early 2006, and an announcement about whether to build on a larger scale should follow shortly thereafter.

Barring any sharp decline in semiconductor demand (which we don’t forsee) Tokuyama should have earnings growth of 30-35% in the fiscal year ending March 2006 and 45-50% in 2007.

BIL International Ltd. - Amit Wadhwaney

BIL International Ltd. (BIL) is a Singapore-listed company with a disparate collection of assets and businesses. In particular, they own a number of hotels and resorts worldwide. Three of the largest assets held by BIL are detailed below.

The single most important of these is Thistle Hotels, one of the largest chains in the U.K. and London’s biggest hotel group. BIL has been gradually moving forward on its strategy to realize the value of its U.K. hotel real estate holdings, by selling the underlying real estate associated with some of the hotels while retaining the management contracts for these hotels. This has the effect of reducing the cyclicality of the operating earnings (characteristic of hotel ownership) while the sale proceeds allowed the company to improve the quality of its balance sheet.

The second largest asset held by the company is 40% of the island of Molokai, Hawaii. Previous owners of Molokai have struggled to develop the property, with limited success. BIL has presented a new master plan for the property, developed in cooperation with the Conservation Fund, to the County of Maui and the local community of Molokai, which has found favor with the varied constituencies participating in this process. This plan envisions the creation of a sizable land trust to serve as a nature and historical site reserve, with only a portion of the land being earmarked for development.

The third largest asset held, in which they have 100% stake, is Denarau Properties in Fiji. Over recent years, value has been created by sales in three residential projects, planning of hotel and retail projects, and the addition of a professional golf management company to manage the golf course, which is jointly owned with Starwood. This island resort should continue to produce positive cash flow from continued land sales and developments over the coming years.

Another significant asset held by BIL is a share in the royalty stream from all revenues from oil and gas production in the Bass Strait between Australia and Tasmania. The disparate and “hard-to-value” nature of these assets presented us with the opportunity to purchase these shares at a discount to our estimate of their net asset value.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 27

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2005

Shares		Value
COMMON STOCKS: 93.8%

Australia: 3.8%
1,062,100	Australia & New Zealand Banking Group Ltd.	$18,674,796
1,158,400	CSL Ltd.	36,143,685
		54,818,481
Austria: 0.8%
199,081	Erste Bank Der Oesterreichischen Sparkassen AG	11,092,118
Brazil: 1.8%
641,300	Empresa Brasileira de Aeronautica SA	25,074,830
Canada: 4.7%
293,600	Canfor Corp.*	3,381,833
922,400	Shaw Communications, Inc. - Class B	19,959,820
445,860	Shoppers Drug Mart Corp.	16,817,979
506,000	Talisman Energy, Inc.	26,733,222
		66,892,854
Denmark: 1.3%
334,600	Novo-Nordisk A/S - Class B	18,830,280
France: 7.8%
183,003	Eurazeo	19,103,175
208,700	Pinault-Printemps-Redoute SA	23,515,611
184,100	Sanofi Synthelabo SA	16,132,829
983,000	Thomson SA	20,604,013
255,552	Vinci SA	21,985,682
341,100	Vivendi Universal SA	10,688,004
		112,029,314
Germany: 3.9%
76,500	Adidas-Salomon AG	14,494,607
606,800	Bayerische Motoren Werke (BMW) AG	26,623,112
145,700	Deutshce Boerse AG	14,934,883
		56,052,602
Hong Kong: 6.5%
151,408	CNOOC Ltd. ADR	10,291,202
1,536,930	Guoco Group Ltd.	16,997,601
4,524,000	Hong Kong Exchanges and Clearing Ltd.	18,758,710
1,844,000	Hutchison Whampoa Ltd.	17,575,382
12,569,300	Melco International Development	15,076,254
8,828,000	Shangri-La Asia Ltd.	14,744,549
		93,443,698
Ireland: 1.3%
1,179,000	Bank of Ireland	18,583,046
Japan: 15.6%
395,000	Asatsu-DK, Inc.	12,565,745
390,600	Honda Motor Co. Ltd.	22,300,119
6,297	KK DaVinci Advisors*	47,489,252
909,900	Nichion Corp.	12,195,809
2,006,000	Nippon Sheet Glass Co. Ltd.	8,763,912
15,800	NTT DoCoMo, Inc.	24,126,230
150,400	Rohm Co. Ltd.	16,369,460
473,000	Secom Co. Ltd.	24,757,465
452,900	Sysmex Corp.	17,289,192
1,420,000	Tokuyama Corp.	18,249,915
105,100	Toyota Motor Corp.	5,456,498
102,100	Yamada Denki Co. Ltd.	12,784,153
		222,347,750

Shares/ Principal Amount		Value

Mexico: 3.5%
1,703,338	America Movil S.A. de C.V.	$49,839,670
Norway: 1.4%
139,000	Aker Kvaerner ASA*	8,541,071
899,600	Subsea7, Inc.*	10,635,382
		19,176,453
Singapore: 3.5%
20,486,000	BIL International Ltd.	16,998,785
6,345,000	CapitaLand Ltd.	13,124,166
3,049,600	Overseas Union Enterprise Ltd.	19,987,156
		50,110,107

South Korea: 2.5%
309,480	Korea Investment Holdings Co. Ltd.	13,156,342
128,600	SK Telecom	23,011,962
		36,168,304
Spain: 3.0%
841,000	Industria de Diseno Textil, S.A.	27,437,379
392,700	Sogecable SA*	15,746,096
		43,183,475

Sweden: 2.0%
2,825,500	Skandia Forsakrings AB	16,935,780
332,856	Telefonaktiebolaget LM Ericsson ADR	11,450,246
		28,386,026
Switzerland: 13.4%
258,984	Lonza Group AG	15,835,061
73,600	Nestle SA	21,996,882
374,200	Novartis AG	19,649,804
406,832	Roche Holding AG	61,042,590
327,200	Swiss Reinsurance	23,937,519
518,728	UBS AG	49,350,069
		191,811,925

United Kingdom: 15.1%
5,576,500	BAE Systems Plc	36,587,120
379,100	BP Plc ADR	24,345,802
11,458,874	Brit Insurance Holdings	17,527,478
2,607,300	British Sky Broadcasting Group Plc	22,248,346
1,293,700	Cadbury Schweppes Plc	12,217,680
1,035,000	Carpetright Plc	19,655,772
1,395,600	Diageo Plc	20,207,768
952,393	Enterprise Inns Plc	15,353,468
934,100	GlaxoSmithKline Plc	23,583,195
7,655,200	Matalan Plc	24,076,597
		215,803,226
United States: 1.9%
283,400	Schlumberger Ltd.	27,532,310

TOTAL COMMON STOCKS
(cost $1,154,373,131)		1,341,176,469

28 The Masters’ Select Funds Trust

Masters’ Select International Fund head
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2005 - (Continued)

Principal
Amount	Value
SHORT-TERM INVESTMENT: 6.1%
$86,796,000 State Street Bank & Trust Co., 3.000%,
12/31/05, due 01/03/06 [collateral: $89,765,000,
US Treasury Notes, 3.625%, due 01/15/10;
US Treasury Notes, 2.625%, due 05/15/08;
US Treasury Notes, 3.875%, due 07/31/07;
US Treasury Notes, 3.000%, due 11/15/07,
value $88,543,346] (proceeds $86,824,932)	$86,796,000

TOTAL SHORT-TERM INVESTMENT
(cost $86,796,000)	86,796,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,241,169,131): 99.9%	1,427,972,469

Other Assets less Liabilities: 0.1%	1,191,253

Net Assets: 100.0%	$1,429,163,722

* Non-income producing security.

See accompanying Notes to Financial Statements.

Schedule of Investments Fund Summary 29

Masters’ Select Value Fund Review

After struggling with a 2.3% loss in the first half of 2005, Masters’ Select Value Fund bounced back in the second half of year with a 6.6% return. Though the fund beat its benchmarks over the last six months of 2005, it trailed both for the full year. Since its inception five and a half years ago Masters’ Select Value has out-returned its Russell 3000 Value Index and Lipper Multi-Cap Value Index benchmarks, as shown on the chart below.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select Value Fund from inception (06/30/00) to present compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Performance As of December 31, 2005

	Average Annual Total Returns
				Since
				Inception
	2005	Three-Year	Five-Year	(06/30/00)
Masters’ Select Value Fund	4.13%	16.47%	8.28%	8.36%
Russell 3000 Value Index	6.84%	17.89%	5.86%	7.51%
Lipper Multi-Cap Value Index	6.32%	17.50%	6.25%	7.60%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Though the fund invests primarily in securities of U.S. domiciled companies, it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks, and fluctuations in currency rates. Though the fund invests primarily in mid- and larger-sized companies it can also invest in smaller companies. Smaller companies can involve more risk such as limited liquidity and greater volatility. Though to date the fund has met the criteria of a “diversified fund,” it is registered as “non-diversified,” which allows it to concentrate more of its assets in a smaller number of securities, potentially exposing it to more risk than a diversified fund.

Indices are unmanaged and do not incur fees, expenses or taxes.

See page 68 for index definitions

Long-Term Performance Analysis

Though Masters’ Select Value did not out-return its benchmarks in 2005, its long-term return remains comfortably ahead of both its Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

Ultimately the goal of each Masters’ Select fund is to build a very strong long-term performance record relative to its peer group and benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of up to a year or longer during which performance will be subpar. The rebound that the fund experienced in the second half of 2005 is not dissimilar to the rebound that the other Masters’ Select funds have experienced after similar temporary periods of poor performance relative to their benchmarks. As we have noted in the past, the Masters’ Select Value portfolio (like the other Masters’ Select funds) is postured quite differently from its benchmarks and for that reason it is likely that it will continue to experience periods of significant out-performance and under-performance relative to those benchmarks. What is most important to Litman/Gregory, as the Advisor to the fund, is that the fund beats its benchmarks over the long run, which it has done. In addition, though we can’t count on past performance trends to repeat, we believe the quality of the Masters’ Select stock pickers coupled with portfolios that are concentrated in their highest-conviction ideas provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run.

We believe the fund’s performance accomplishments, outlined below, continue to support the view that it has delivered on its long-term performance goals (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs).

•
Despite trailing by a large margin over the seven-month period ended in April 2005, the fund has still outperformed the best-performing of its benchmarks by 0.76 percentage points (76 basis points) on average, per year, since its inception, as measured by average annual total return. In real dollar terms, a hypothetical $10,000 investment in the fund five and 1/2 years ago is worth $15,551 on December 31, 2005 vs. $14,961 invested in the index. Thus the fund has generated $5,551 of return vs. $4,961 for the index, or almost 12% excess total return.

•
While we believe three-year time periods are still relatively short and five years is a better minimum period over which to measure performance, the consistency of a fund’s performance over both periods is, in our view, a useful measure. Masters’ Select Value bested its benchmarks in all of the seven rolling five-year periods (the first starting at the fund’s inception, and then each subsequent period commencing at the beginning of the next month) during its life. In addition, there have been 31 rolling three-year time periods during the fund’s life. Masters’ Select Value has out-returned its primary Russell 3000 Value benchmark in 16 of these periods (52% of the total periods, as measured by average annual total return). What we seek is for each Masters’ Select fund to outperform its benchmark in a majority of three-year periods and an even higher percentage of five-year periods over the long run.

30 The Masters’ Select Funds Trust

•	The fund, as measured by total return, outperformed its Russell 3000 Value benchmark in three of the five full calendar years in which it has operated.

•
Three out of four of the fund’s managers outperformed their benchmarks during their tenure at the fund. The fourth has slightly underperformed. The following table shows the outperformance of each manager (without identifying the managers) relative to their benchmarks.

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE
Margin versus BENCHMARKS
Manager Return Less Benchmark Return Over Full Manager
Tenure Through December 31, 2005
Masters’ Select Value	Annualized Performance Margin
(Net of Allocated Expenses)
Manager 1	6.10%
Manager 2	3.42%
Manager 3	2.23%
Manager 4	-0.37%

Listed alphabetically are the managers and their respective benchmarks

Manager	Tenure	Benchmark
Mason Hawkins	06/30/00	Russell 3000 Value Index
Bill Miller	06/30/00	S&P 500 Index
Bill Nygren	06/30/00	Russell 3000 Value Index
Franklin Mutual	06/30/00	Russell 3000 Value Index

   •   The fund has performed well relative to its average competitors as exhibited by its ranking versus both its Lipper and Morningstar peer groups. However, as the rankings show, the 2005 relative performance was significantly worse than any of the prior calendar-year periods.

MASTERS’ SELECT VALUE FUND
LIPPER MULTI-CAP VALUE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31					Trailing Periods As of December 31, 2005
	2001	2002	2003	2004	2005	One-Year	Three-Year	Five-Year	Since Inception
% Rank in Category	6.5%	25.2%	34.6%	44.3%	76.4%	76.4%	52.1%	18.4%	37.1%
Funds in Category	461	476	462	476	467	467	365	228	210

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. As of December 31, 2005, Lipper Inc. categorized Masters’ Select Value Fund as a Multi-Cap Core Fund. The Fund’s one-year, three-year and five-year rankings as of December 31 in the Lipper Multi-Cap Core Fund category are 671 of 828 funds (82%), 177 of 602 funds (29%) and 24 of 420 funds (6%), respectively.

•	Note that Morningstar does not calculate a since-inception peer group ranking. The table below shows the individual years and the three- and five-year rankings.

MASTERS’ SELECT VALUE FUND
MORNINGSTAR LARGE VALUE FUND PEER GROUP RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking					Trailing Periods
	As of December 31					As of December 31, 2005
	2001	2002	2003	2004	2005	One Year	Three Year	Five Year
% Rank in Category	7%	20%	17%	27%	69%	69%	30%	9%
Funds in Category	617	758	904	1,038	1,292	1,292	1,014	697

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100.The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Fund Summary 31

Though we are evaluating the above metrics after a short-term period of disappointing returns, the above performance accomplishments, in aggregate, contribute to our confidence in the Masters’ Select Value Fund’s potential to continue to meet its long-term performance objectives. However, it is important for shareholders to have realistic expectations. Despite our confidence we expect that there will be occasional years in which performance will be disappointing—as we have just experienced. Moreover, the stock market will remain volatile with occasional losing years.

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2005. The highlights follow.

Performance of managers: One of the four sub-advisors outperformed the Russell 3000 Value benchmark by a very large margin for the year. The other three managers significantly trailed their benchmark. The performance across the managers ranged from -0.8% to 19.6%. Over shorter time periods we do not expect each Masters’ Select manager to outperform his benchmark. However, over the long term it is our goal for all four Value sub-advisors to outperform their benchmarks. As noted above, since the fund’s inception, three of the four managers have achieved this.

Sector and stock-picking impact: As with all Masters’ Select funds, the portfolio is built through bottom-up stock picking rather than a focus on top-down sector selection. But it can sometimes be useful to look at the impact of sector weightings on the fund’s relative performance. Based on our attribution analysis, the fund’s overall sector exposure relative to the Russell 3000 Value Index had a negative effect on performance during 2005. The fund had a minimal allocation to the energy sector, which was by far the best-performing sector, up 28%. During the year, the fund’s average allocation to energy stocks was only about 1% of the portfolio compared to a benchmark energy weighting of 13%. The fund also had no holdings in the second-best performing sector, utilities, which were up about 14% for the year. Compounding this, the fund continued to have a significant overweighting to consumer discretionary stocks, the worst-performing sector in the benchmark, losing 6.6%. The managers’ stock selection, however, was strong overall and helped relative performance. The stock picking was particularly good within the energy, materials, consumer staples and financial sectors.

Leaders and laggards: For the year, each of the four Masters’ Select Value stock pickers owned at least one stock among the top ten dollar gainers and three out of four also had at least one stock among the fund’s ten biggest losers. Michael Embler avoided the losers’ list this year. It is typical for most, if not all, of the managers to appear on both lists. Mexican cement company Cemex was the funds’ biggest dollar gainer, followed by Korea Tobacco & Ginseng, Anglo American, Amazon, and Aon. Interestingly, the top three names are all foreign companies. General Motors topped the losers’ list, followed by Eastman Kodak, Tyco, McDonalds and Liberty Media. Eight of the fund’s ten largest winners and all ten of the largest losers remained in the portfolio at year-end.

See the table on page 34 that lists the leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Value for the 12-month period ended December 31, 2005 tells us nothing about how successful the holding has been or will ultimately become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

This last point is perhaps particularly important to keep in mind now. After a poor 2005, there are a number of stocks that have, thus far, not performed well or have struggled in recent months. Each of the fund’s sub-advisors has built a successful career out of taking contrarian positions. Though some of these holdings may not work out, given their history we believe that Hawkins, Miller and Nygren—the three managers who struggled in 2005, are likely to be rewarded for many of their controversial holdings.

Portfolio mix: The biggest change to the Masters’ Select Value portfolio in 2005 involved its cash position, which declined to 5.4% of net assets from 17.7% the prior year. In particular, Mason Hawkins found a handful of new qualifying investments and is now fully invested. From a sector perspective, the fund continues to look quite different from its benchmark. As of December 31, 2005 the fund had a very large overweighting to the consumer discretionary sector (41.0% of assets versus 9.3% for the Russell 3000 Value index) and sizable underweights to energy (0.0% versus 12.8%), finance (17.6% versus 36.8%) and utilities (0.0% versus 6.6%). The fund’s consumer discretionary holdings are in a variety of industries including media, automobile manufacturing, electronics, clothing retailing, toys, restaurants, home goods, photo supplies and online retailing.

The fund’s foreign stock exposure rose during the year and ended at 21.7%, much higher than its historical average of 12.4%. Mike Embler and, to a lesser extent Mason Hawkins, account for all of the foreign exposure. The allocation to mid-cap U.S. stocks dropped to 18.4%, while the large-cap weighting rose to 51.2% of net assets. Small-caps accounted for 1.3% of assets. The fund’s allocation to distressed notes and bonds stood at 2.1%.

In talking to the sub-advisors, as noted earlier, they are finding more opportunity in companies that they believe have better-than-average long-term prospects for relatively stable cash flow and earnings growth. While the growth characteristics of companies like Home Depot, Disney and Dell remain relatively attractive in their view, the price they are paying for that growth is lower than in the past. In addition, the price paid for quality businesses is historically low and in some cases not at a premium

32 The Masters’ Select Funds Trust

to the average stock. For these reasons, the Value portfolio exhibits stronger growth characteristics than is typically the case. After six consecutive years of growth-stock underperformance, and cumulative negative returns for the growth-stock universe over that period, it is perhaps not surprising that value stock pickers are finding opportunities in a portion of the market that they usually find too expensive.

Please see page 35 for a breakout of the fund’s sector and market-cap exposure.

Miscellaneous

Taxes: After several years of avoiding capital gains distributions, Masters’ Select Value distributed $0.90 per share of taxable income in 2005. The entire distribution was characterized as either long-term capital gains or qualifying dividends. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, shareholders.

Expenses: During 2005 expenses were 1.21%. This represents a decline from the 1.23% expense ratio incurred in 2004.

In Closing

With earnings growing at a faster rate than share prices in 2005, valuations improved. Because of this development we have a somewhat more optimistic long-term outlook than we did a year ago. However, as we regularly note, Litman/Gregory’s stock market view is of no consequence to the posture or performance of the fund. The fund’s sub-advisors work independently of our views and we continue to have great confidence in their skills. We believe those skills and the managers’ mandate to concentrate their investments in their best ideas for Masters’ Select are the reasons for the fund’s strong past performance (and the reason for the strong performance of the other Masters’ Select funds). They are also the reasons we remain confident in our belief that Masters’ Select Value can continue to deliver strong long-term performance.

As always, we value your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 36 for specific stock commentaries written by the Masters’ Select Value managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary 33

Masters’ Select Value Fund Leaders and Laggards (Unaudited)

For the Six Months Ended December 31, 2005

By Percentage Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Anglo American Plc	$2,440,937.52	43.9%
Aon Corp.	1,854,700	43.6%
Amazon.Com, Inc.	3,869,250	42.5%
Level 3 Communications, Inc.	1,176,000	41.4%
Cemex SA de CV	2,987,203	39.9%
Mitsubishi UFJ Financial Group, Inc.	1,383,476	35.4%
Moody’s Corp.	1,576,748	34.4%
FedEx Corp.	984,720	27.6%
Mattel, Inc.	1,307,200	27.4%
UnumProvident Corp.	1,329,000	24.2%
	$18,909,234

General Motors Corp.	$(3,251,340)	(42.9%)
McDonald’s Corp.	(755,614)	(14.3%)
Comcast Corp.	(651,780)	(14.2%)
Fairfax Financial Holdings Ltd.	(431,439)	(13.0%)
Eastman Kodak Co.	(1,106,489)	(12.8%)
Telephone & Data Systems, Inc.	(714,840)	(10.8%)
Gap, Inc. (The)	(464,200)	(10.7%)
Dell, Inc.	(990,237)	(9.9%)
YUM! Brands, Inc.	(538,353)	(9.5%)
Liberty Media Corp.	(353,399)	(8.7%)
	$(9,257,690)

By Dollar Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Amazon.Com, Inc.	$3,869,250	42.5%
Cemex SA de CV	2,987,203	39.9%
Anglo American Plc	2,440,938	43.9%
Aon Corp.	1,854,700	43.6%
Moody’s Corp.	1,576,748	34.4%
Koninklijke (Royal) Philips Electronics NV	1,465,680	23.5%
Mitsubishi UFJ Financial Group, Inc.	1,383,476	35.4%
UnumProvident Corp.	1,329,000	24.2%
Mattel, Inc.	1,307,200	27.4%
Level 3 Communications, Inc.	1,176,000	41.4%
	$19,390,194

General Motors Corp.	$(3,251,340)	(42.9%)
Eastman Kodak Co.	(1,106,489)	(12.8%)
Dell, Inc.	(990,237)	(9.9%)
Liberty Media Corp.	(920,502)	8.0%
McDonald’s Corp.	(755,614)	(14.3%)
Telephone & Data Systems, Inc.	(714,840)	(10.8%)
Comcast Corp.	(651,780)	(14.2%)
DIRECTV Group, Inc. (The)	(626,101)	(7.9%)
YUM! Brands, Inc.	(538,353)	(9.5%)
Disney (Walt) Co.	(497,067)	4.2%
	$(10,052,322)

For the Year ended December 31, 2005

By Percentage Gain / Loss

	Twelve Month Dollar	Twelve Month
Security	Contribution/(Loss)	% Change
Cemex SA de CV	$4,028,421	62.4%
Aon Corp.	2,055,300	50.7%
KT&G Corp.	3,633,210	49.7%
Anglo American Plc	2,393,348	42.6%
Statoil ASA	2,054,250	42.1%
Moody’s Corp.	1,775,648	40.5%
Mitsubishi UFJ Financial Group, Inc.	1,383,476	35.4%
UnumProvident Corp.	1,443,000	26.8%
Japan Tobacco, Inc.	883,660	22.5%
Orkla ASA	1,267,080	21.5%
	$20,917,392

General Motors Corp.	$(3,156,154)	(42.2%)
Eastman Kodak Co.	(2,669,794)	(26.2%)
McDonald’s Corp.	(1,515,997)	(25.1%)
Comcast Corp.	(1,093,950)	(21.8%)
Tyco International Ltd.	(1,768,750)	(17.0%)
Gap, Inc. (The)	(765,600)	(16.5%)
Level 3 Communications, Inc.	(728,000)	(15.3%)
Fairfax Financial Holdings Ltd.	(480,211)	(14.3%)
Liberty Media Corp.	(1,392,525)	(11.6%)
Dell, Inc.	(990,237)	(9.9%)
	$(14,561,218)

By Dollar Gain / Loss

	Twelve Month Dollar	Twelve Month
Security	Contribution/(Loss)	% Change
Cemex SA de CV	$4,028,421	62.4%
KT&G Corp.	3,633,210	49.7%
Anglo American Plc	2,393,348	42.6%
Amazon.Com, Inc.	2,083,180	19.1%
Aon Corp.	2,055,300	50.7%
Statoil ASA	2,054,250	42.1%
Moody’s Corp.	1,775,648	40.5%
UnumProvident Corp.	1,443,000	26.8%
Mitsubishi UFJ Financial Group, Inc.	1,383,476	35.4%
Orkla ASA	1,267,080	21.5%
	$22,116,912

General Motors Corp.	$(3,156,154)	(42.2%)
Eastman Kodak Co.	(2,669,794)	(26.2%)
Tyco International Ltd.	(1,768,750)	(17.0%)
McDonald’s Corp.	(1,515,997)	(25.1%)
Liberty Media Corp.	(1,392,525)	(11.6%)
Comcast Corp.	(1,093,950)	(21.8%)
Disney (Walt) Co.	(1,003,833)	(8.1%)
Dell, Inc.	(990,237)	(9.9%)
Gap, Inc. (The)	(765,600)	(16.5%)
Level 3 Communications, Inc.	(728,000)	(15.3%)
	$(15,084,839)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

34 The Masters’ Select Funds Trust

Masters’ Select Value Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		ASSET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	25%	All sizes	Value
Bill Miller	Legg Mason Funds Management, Inc.	25%	All sizes but mostly	Eclectic, may invest
			large and mid-sized	in traditional value
			companies	stocks or growth
				stocks
Bill Nygren	Harris Associates L.P.	25%	Mostly large and	Value
			mid-sized companies
Michael Embler	Franklin Mutual Advisers, LLC	25%	All sizes	Value

Portfolio Composition

The fund holds 57 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.3 - $12.3 billion
Large-Cap Domestic > $12.3 billion

By Sector

	Sector Weights
		Russell 3000
	Fund	Value Index
Consumer Discretionary & Services	41.0%	9.3%
Finance	17.6%	36.8%
Consumer Staples	8.9%	5.5%
Materials	8.2%	4.4%
Industrials	5.5%	7.4%
Telecommunications	5.4%	5.1%
Technology	4.3%	5.3%
Healthcare, Pharmaceuticals & Biotechnology	1.6%	6.8%
Energy	0.0%	12.8%
Utilities	0.0%	6.6%
Notes & Bonds	2.1%	0.0%
Cash Equivalents & Other	5.4%	0.0%
Net Assets	100.0%	100.0%

Fund Summary 35

Masters’ Select Value Fund Stock Highlights

Tyco International Ltd. (TYC) - Bill Miller

Bermuda-based Tyco International is an industrial conglomerate with global operations in four business segments - Electronics, Fire & Security, Healthcare, and Engineering Products & Services. Once a Wall Street darling due to its acquisition-fueled growth in the 1990s, Tyco fell victim to strategic chaos, management malfeasance and a liquidity crisis in early 2002. Since former Motorola president Edward Breen took over as CEO in July of that year, however, Tyco has made significant progress in addressing its legacy problems, and is now returning to a path of profitable growth.

Our positive outlook for Tyco arises from our confidence in the company’s leadership. The shareholder focus of Tyco’s current management team is the antithesis of its self-enriching predecessors. Whereas previous management largely neglected Tyco’s acquired businesses in pursuit of the next deal, the current team has been “laser-focused” on execution. In our opinion, the operational focus and skills of this management team are exactly what is needed to revive Tyco’s fundamentally strong, yet historically under-managed business franchises.

Tyco’s shares declined nearly 20% in 2005 as short-term investors were disenchanted by the company’s inability to “beat and raise” earnings estimates. With Tyco currently trading at about 14x the next twelve months’ consensus earnings estimates, we believe that the expectations implied by the company’s stock price reflect an overly conservative scenario. We believe the company can sustain at least mid-single-digit revenue growth, and we expect Tyco’s operating margins to increase more than 400 basis points over the next ten years. Tyco’s valuation is further underpinned by the company’s strong free cash flow, which was about $4.7 billion (representing an 8% free cash flow yield) for the fiscal year ending September 30, 2005. Given Tyco’s strong financial position, we believe the company’s shares have an intrinsic value in the low-to-mid $40s.

On Tyco’s most recent quarterly earnings call, Mr. Breen stated that the company was considering a full range of options to close its valuation gap. Having reached its debt-reduction target, management now has the power to devote 100% of free cash flow to enhancing shareholder value. Tyco repurchased more than 6% of its shares outstanding in 2005, and we expect the company to continue engaging in significant share repurchases. In addition, management appears to be considering spin-offs of Tyco’s Healthcare and Electronics divisions in an effort to unlock the company’s hidden value. We are encouraged by management’s initiative to close Tyco’s valuation gap, and we believe the company’s efforts will lead to robust shareholder returns.

Walt Disney Co. - Bill Nygren

Walt Disney has an amazing portfolio of assets including theme parks, movie studios and television networks. Disney has suffered from negative market sentiment, resulting in the stock selling at a discount to estimated business value. First, many investors have been distracted by, and paid more attention to, management power struggles than to these wonderful assets. Further, investors who think about Disney as primarily a theme park company (Disneyland, Disneyworld, Epcot, MGM Studios) are worried that high energy costs, or terrorism fears will result in fewer trips to these destinations. Investors who think of Disney as primarily a movie company (Walt Disney Pictures, Touchstone, Miramax, Buena Vista) are disappointed with lackluster results from recent releases. Investors that think of Disney primarily as a media company (ABC, ESPN, ABC Family, Disney Channel) are concerned about new technology taking market share from traditional media.

When we look at Disney, we see a company with a very strong balance sheet that has been using its financial position to repurchase undervalued shares. We see the Disney brand as being among the world’s most recognized, and most favorably viewed by consumers.

We see, arguably, the strongest cable TV franchise in ESPN, ESPN2, ESPN Classics, ESPN News, and ESPN U. In fact, the ESPN networks alone account for a large percentage of Disney’s current market value. We see the world’s best portfolio of theme parks, and we see major movie studios, whose results defy annual forecasting, but are, over time, strong profit producers. In total, we see a portfolio of entertainment assets that appears to have a value that significantly exceeds the current stock price. When investors again focus on these assets, we believe they can justify paying a significant premium for this high quality company. Disney, currently priced at about 16x estimated 2006 earnings, is barely above the P/E ratio for an average stock.

News Corp. - Michael Embler

News Corporation is a diversified media company with a market capitalization of approximately $50B. The company’s media businesses include newspapers in the US, UK and Australia, television stations, the Fox television network, cable television networks, including Fox News, global satellite platforms, a book publishing business, a film studio and multiple internet businesses. The company has a unique footprint in television content and distribution and important beachheads in fast developing markets such as Star TV in Asia and Sky Italia in Europe. Among the U.S. media conglomerates, we estimate that News Corp. will have the fastest growth (FY 2005 - 2010E CAGR-Compound Annual Growth Rate) in revenue at 6%, EBITDA (Earnings before interest, Taxes, Depreciation, and Amortization) of 9%, and EPS of 14%. In addition the company currently has a FY2006 estimated free cash flow yield of 7.5%, higher than any of its peers.

News Corp. has an attractive mix of businesses in various stages of their life cycles. Mature businesses such as newspapers and television stations offer significant free cash flow with which to fund developing businesses such as Sky Italia, which should move from a loss making position in FY2005 to a positive EBITDA contribution of an estimated $400M in FY2007. Star TV, the dominant pay television platform in India with more than 40 of the top 50 shows on the air, and expansion of the company’s internet presence also represent prospects for future growth. Maturing properties include the cable networks, which should continue to post strong growth from increasing advertising market share and license fee increases. The film studio also falls into this category as the sale of television products on DVD and expansion overseas offsets the maturing theatrical DVD market domestically.

36 The Masters’ Select Funds Trust

While News Corp. has exposure to the advertising cycle, earnings growth will largely be driven by factors within the company’s control. The four major drivers for earnings growth over the next 2-3 years are Sky Italia profitability, revenue growth at the domestic cable networks, margin expansion at DIRECTV and capital allocation. Profitability at Sky Italia is dependent on a more efficient operating structure and subscriber growth in a market where pay television is under-penetrated. Revenue improvements at the U.S. cable networks division will be driven by licensing fee price increases. Due to scale benefits from operations, DIRECTV should be able to take margins from negative levels in 2004 to the mid-teens in the next five years. Finally, the company instituted its first share repurchase program, of $3 billion, in 2005.

The risks in the investment include exposure to television advertising, representing approximately 30% of EBITDA, which is under pressure from audience erosion to other forms of media. 20% of EBITDA comes from newspaper operations, which are under pressure from declining readership levels and reduced advertising. News Corp’s film studio margins are at an all time high and the highest in the industry. As the DVD cycle matures, these margins could contract. Finally, at the end of last year John Malone’s Liberty Media acquired an 18% voting interest in News Corp., threatening Rupert Murdoch’s controlling 30% position. News Corp. would like to eliminate this threat and therefore there is some risk surrounding a resolution. News Corp. has put in place a poison pill in the interim. Finally, given Mr. Murdoch’s integral role in the success of News Corp, there is some risk surrounding his successor.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 37

Masters’ Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2005

Shares		Value
COMMON STOCKS: 92.6%

Consumer Discretionary: 41.0%
275,000	Amazon.Com, Inc.*	$12,966,250
153,000	Comcast Corp. - Special Class A*	3,930,570
470,600	DIRECTV Group, Inc. (The)*	6,644,872
310,200	Discovery Holding Co. - Class A*	4,699,530
475,000	Disney (Walt) Co.	11,385,750
250,000	Eastman Kodak Co.	5,850,000
75,000	eBay, Inc.*	3,243,750
300,000	Expedia, Inc.*	7,188,000
220,000	Gap, Inc. (The)	3,880,800
223,000	General Motors Corp.	4,330,660
310,000	Home Depot, Inc. (The)	12,548,800
240,000	IAC/InterActiveCorp.*	6,794,400
248,000	Koninklijke (Royal) Philips Electronics NV	7,712,800
1,345,000	Liberty Media Corp.*	10,585,150
142,320	Limited Brands	3,180,852
265,000	Mattel, Inc.	4,192,300
180,000	McDonald’s Corp.	6,069,600
259,400	News Corp.	4,033,670
54,689	NTL, Inc.*	3,723,227
315,000	Time Warner, Inc.	5,493,600
155,000	Viacom, Inc. - Class B	5,053,000
110,000	YUM! Brands, Inc.	5,156,800
		138,664,381
Consumer Staples: 8.9%
246,089	Imperial Tobacco Group Plc	7,346,483
330	Japan Tobacco, Inc.	4,815,066
497,700	KT&G Corp.	10,949,400
172,600	Orkla ASA - Class A	7,151,474
		30,262,423
Finance: 17.6%
170,000	Aon Corp.	6,111,500
3,367	Berkshire Hathaway, Inc. - Class B*	9,883,829
100,000	Capital One Financial Corp.	8,640,000
20,000	Fairfax Financial Holdings Ltd.	2,881,770
175,000	JPMorgan Chase & Co.	6,945,750
73,830	Leucadia National Corp.	3,503,972
390	Mitsubishi UFJ Financial Group, Inc.	5,293,519
300,000	UnumProvident Corp.	6,825,000
219,000	Washington Mutual, Inc.	9,526,500
		59,611,840
Healthcare, Pharmaceuticals & Biotechnology: 1.6%
217,000	IMS Health, Inc.	5,407,640
Industrials: 5.5%
67,000	Dun & Bradstreet Corp.*	$4,486,320
44,000	FedEx Corp.	4,549,160
2,598	Schindler Holding AG	1,029,361
300,000	Tyco International Ltd.	8,658,000
		18,722,841
Materials: 8.2%
159,102	Anglo American Plc	5,411,391
176,651	Cemex SA de CV	10,480,704
85,300	Potlatch Corp.	4,348,594
3,200	Sika Finanz AG	2,652,572
72,000	Weyerhaeuser Co.	4,776,480
		27,669,741

Shares Principal Amount		Value
Technology: 4.3%
25	Comdisco Holding Co., Inc.	$475
3,650,000	Comdisco, Inc. Contingent Equity Distribution*+	0
300,000	Dell, Inc.*	8,997,000
126,000	First Data Corp.	5,419,260
		14,416,735
Telecommunications: 5.4%
1,400,000	Level 3 Communications, Inc.*+	4,018,000
350,000	Sprint Nextel Corp.	8,176,000
84,000	Telephone & Data Systems, Inc.	2,907,240
84,000	Telephone & Data Systems, Inc.	3,026,520
		18,127,760
TOTAL COMMON STOCKS
(cost $266,452,157)		312,883,361
PREFERRED STOCK: 0.0%

Telecommunications: 0.0%
54	PTV, Inc.*	113
TOTAL PERFERRED STOCK
(cost $0)		113

NOTES & BONDS: 2.1%

Finance: 0.8%
$3,774,300	Armstrong Holdings Bank	2,679,753
Industrials: 0.5%
2,386,700	Armstrong World Trade Claims, 0.000%, 12/31/07	1,676,657
Telecommunications: 0.8%
2,533,000	Level 3 Communications, Inc., 10.000%, 05/01/11	2,681,545
TOTAL NOTES & BONDS
(cost $6,361,876)		7,037,955
SHORT-TERM INVESTMENT: 4.5%
15,289,000	State Street Bank & Trust Co., 3.000%, 12/31/05,
	due 01/03/06 [collateral: $15,754,431
	US Treasury Notes, 3.625%, due 01/15/10,
	value $15,606,513] (proceeds $15,293,184)	15,289,000
TOTAL SHORT-TERM INVESTMENT
(cost $15,289,000)		15,289,000
TOTAL INVESTMENTS IN SECURITIES
(cost $288,103,033): 99.2%		335,210,429

Other Assets less Liabilities: 0.9%		3,015,506
Net Assets: 100.0%		$338,225,935
* Non-income producing security.
+ Illiquid security.

See accompanying Notes to Financial Statements.

38 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Review

After losing ground in the first half of 2005, stocks of smaller companies rebounded in the second half, returning over 5%. For the year Masters’ Select Smaller Companies Fund outperformed its Russell 2000 benchmark but trailed the Lipper Small-Cap Core Index. The fund’s 2005 return was 5.29%.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select Smaller Companies Fund from its inception (6/30/03) to present as compared with the Russell 2000 Index and the Lipper Small-Cap Core Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply future performance. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance As of December 31, 2005

	Average Annual Total Returns
		Since
		Inception
	2005	(06/30/03)
Masters’ Select Smaller Companies Fund	5.29%	18.19%
Russell 2000 Index	4.55%	19.02%
Lipper Small-Cap Core Index	7.55%	19.74%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

The fund invests in smaller companies which involve more risk such as limited liquidity and greater volatility. Though the fund primarily invests in securities of U.S. domiciled companies it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks, and fluctuations in currency rates.

Indexes are unmanaged and do not incur fees, expenses or taxes.

See page 68 for index definitions

Performance Commentary

Masters’ Select Smaller Companies Fund is now two-and-a-half years old. As noted above, on an absolute basis the fund has delivered a very strong average annual return of 18.2% since its inception. This return slightly trails both its benchmarks.

However, the fund is still young. And though we seek to have each of the Masters’ Select funds beat their benchmarks over most three-year periods (and a very strong majority of periods of at least five years), this also means that there will be some three-year periods where that will not be the case. We obviously can’t know where the fund will stand when it hits its three-year anniversary in June. And while we would certainly like the fund it to be ahead of its benchmark after three years, if it is not, it will not be a source of concern. In fact, it has happened before. Masters’ Select Equity also delivered a very strong absolute return in its first three years but trailed its benchmarks at that point by a fairly significant margin. Now with a nine-year record, that fund has more than made up for its initial shortfall and has a significant performance advantage compared to those same benchmarks (see page 8 of this report). Of course there are no guarantees that Masters’ Select Smaller Companies Fund will perform the same way.

Without going into a full attribution analysis, there are two factors worth mentioning with respect to the fund’s inception-to-date performance relative to the Russell 2000 Index.

•
The fund has held a significant amount of its portfolio in cash since inception. During its first month, its average cash allocation was close to 30% of fund assets in what was an extremely strong month for small-cap stocks. Large cash inflows and careful buying by the fund’s sub-advisors, combined with the strong market, cost the fund approximately 3 percentage points of performance in that month alone. We call that bad luck. Since that time several of the sub-advisors have, at times, held cash at or above 10% of their assets. At present, Bob Rodriguez has a particularly large portion of his portfolio in cash equivalents because he is not able to find many stocks that meet his valuation criteria. While the cash holdings have not helped performance in the short run, that does not mean that Rodriguez won’t be able to buy stocks of specific companies at lower prices and ultimately add to the fund’s long-term returns. Since inception, our attribution analysis shows that cash drag has cost the overall fund almost 9 percentage points (900 basis points) of cumulative performance.

•
To date, two of the fund’s managers have outperformed their benchmarks since inception, one is barely behind (less than one half of one percent) while the two others are significantly behind the benchmark. We would like each Masters’ Select manager with at least three years of tenure to outperform their benchmark. With a large number of managers across four funds we don’t realistically expect a perfect record. However, so far our success rate has been very high. Thus far all but one of the current and former sub-advisors with at least three years with Masters’ has outperformed. So, we hope and believe that with time the record on this fund will improve. However, as discussed below, we are removing David Anthony as a sub-advisor on the fund.

Fund Summary 39

 Portfolio Commentary

A number of factors contributed to the fund’s performance during 2005. The highlights follow.

Performance of managers: In 2005, three out of the fund’s five managers beat their respective benchmarks by a significant margin and two managers underperformed significantly. The individual manager returns ranged from a loss of 8.4% to a gain of 15.0%.

Sector and stock-picking impact: Relative to its benchmark, the Russell 2000 index, the fund benefited from its large over-weighting to the top-performing energy sector as well as from stock-picking within the sector. The fund’s energy stocks gained 52% on the year, paced by top-performer National Oilwell Varco, which was owned by two of the fund’s managers. Performance was hurt by poor stock selection in the industrials sector, which included names such as Global Power Equipment, Ceradyne and Armor Holdings. It is important to remember that, as with all the Masters’ funds, the fund’s sector weightings are primarily a residual of each manager’s bottom-up stock picking rather than the result of top-down sector calls.

Leaders and laggards: Each of the fund’s managers placed at least one stock on the list of the top ten dollar gainers for the year and also on the list of the ten largest losers. Nine of the top ten stock winners remained in the portfolio at year end, while only three of the ten largest losers remained in the fund. See the table on page 42 for the portfolio leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses.

Portfolio mix: The portfolio is well diversified, with each manager holding either 14 or 15 stocks. In terms of sector allocations, the fund’s biggest overweighting relative to the Russell 2000 Index is to energy (17.3% of the fund’s assets versus 6.3% for the index). It has significant under-weightings to financials (8.8% versus 21.3%), healthcare (5.2% versus 12.6%) and materials (0.0% versus 4.8%). The fund’s allocation to micro-cap stocks (below $500 million market cap) was 13.6% of the portfolio at year end, while the exposure to mid-cap stocks (greater than $4 billion market cap) rose to nearly 8%. The fund’s asset-weighted average market cap is $1.5 billion. Relative to the index, the fund is significantly underweighted to stocks with market caps in the $500 million to $1.6 billion range (38% for the fund vs. 63% for the index) and overweighted to companies above $1.6 billion (34% vs. 19%). Please see the table on page 43 for the fund’s sector weights and market cap exposure.

At year-end the fund’s cash position was 14.6%, down a bit from the prior year, but still higher than we would expect over the long term. Bob Rodriguez, in particular, is holding a substantial cash position as he is having difficulty finding small-cap stocks that meet his stringent valuation criteria. Litman/Gregory’s philosophy with respect to cash is that we prefer the Masters’ Select sub-advisors to stay close to fully invested and believe that most of the time they should be able to find at least eight stocks that they are enthusiastic about. (Eight is the minimum number of stocks each sub-advisor must hold.) However, if they can’t, they have the discretion to hold some cash. It is also our philosophy not to second-guess our sub-advisors. We have great confidence in them and while we want to understand the reasoning behind what they do, we don’t question it unless it is inconsistent with their articulated stock-picking process and approach.

Manager Change

As we were close to going to press with this report, we took action to remove David Anthony of Ranger Investment Management, L.P. as a sub-advisor to Masters’ Select Smaller Companies.

We are disappointed that Anthony and Ranger did not work out as a sub-advisor to the fund. For now we will not be replacing Anthony. However, we will be actively looking for a growth manager with a small-company focus. Until we find a replacement, the fund’s assets will be allocated as follows:

Bill D’Alonzo/Friess Associates, LLC	28%
Dick Weiss/ Wells Capital Management, Inc.	28%
Bob Rodriguez/First Pacific Advisors, Inc.	22%
John Rogers/Ariel Capital Management, Inc.	22%

As shown in the table, the fund will be allocating more assets to D’Alonzo and Weiss. Doing so will mitigate the degree to which the fund would be otherwise overweighted to the value style. If and when we find a growth manager to replace Anthony, we will work to gradually re-allocate assets equally between the managers without disrupting the current managers’ portfolios. In the coming months both D’Alonzo and Weiss will be allowed to hold slightly more than 18 stocks as Anthony’s portfolio is transitioned and the fund moves to four sub-advisors. Some of Anthony’s holdings may be held for a short time if they are close to qualifying as long-term capital gains.

With the removal of Anthony, finding a growth manager replacement will be a priority, although we will only hire a stock picker who meets our high standard. It is possible that it will take a while to find someone of this caliber because there are not many skilled small-cap stock pickers who can ably run a concentrated portfolio and who are also accepting new assets.

It is our policy not to get into the specific reasons why we replace a manager because we want to minimize any negative public feedback directed at the sub-advisor being removed. However, it is worth revisiting our past comments about the general basis for the hiring and removal of sub-advisors.

When we hire stock pickers as sub-advisors for a Masters’ Select fund, it is our objective to apply an extremely high standard and to be exceptionally thorough in our research of the stock-picking team, their process, their execution, the culture and business objectives of the organization and their enthusiasm for being part of Masters’ Select. By having a very high standard and being extremely thorough in our research we hope that each sub-advisor we hire will be with the fund for the duration of his or her career. The conviction we gain from this process also makes it easier for us to ride through the occasionally bad periods of performance that even great stock pickers experience. Despite these efforts, occasionally changes are called for. When we feel that it is in

40 The Masters’ Select Funds Trust

 shareholders’ best interest to make a change it is almost always because of one or more of the following reasons:

•	We believe that we were wrong about the stock picker’s skill
•	We realize that the stock picker is not at his or her best running a highly concentrated portfolio
•	Something has changed at the stock picker’s organization that reduces our confidence in the ability of the stock picker to perform going forward
•	We come to believe that the stock picker is not adequately attentive to the Masters’ Select portfolio

Fortunately, we have not had to make many sub-advisor changes over the years across the four Masters’ Select funds. When we have it has usually been after the sub-advisor has been with Masters’ Select for a number of years. For example, in the last four years there have been three managers replaced across the fund family (there are currently 19 managers) prior to David Anthony’s removal. All three had been with the funds for over seven years. This case was unusual because Anthony had been with the fund for just over two years. Obviously, we believe this change to be in the best interest of the Masters’ Select Smaller Companies Fund’s shareholders and continue to have a high degree of confidence in the remaining four managers responsible for the fund’s assets.

This manager change may also lead us to temporarily close the fund earlier than we anticipated. We will be discussing the fund’s asset base with our sub-advisors over the next few weeks, and it is possible that the fund could be closed by the time this report is published.

Miscellaneous

Taxes: Masters’ Select Smaller Companies Fund made a tax distribution in November 2005 of $0.47 per share. Of this, $0.33 qualified as long-term capital gains. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, investors.

Expenses: Expenses for all of 2005 were 1.30% of average net assets. This represents a significant decline from their 2004 level of 1.40% of assets. Much of this decline was due to economies of scale as assets continue to grow.

In Closing

In our opinion, stocks of smaller companies are no longer undervalued relative to stocks of large companies. However, in our view they remain within a fair-value range. It is worth noting however that Bob Rodriguez and John Rogers are having difficulty finding small-cap stocks they find compelling. That is not the case for Bill D’Alonzo and Dick Weiss.

Over the long run we believe that small-cap stocks will deliver returns competitive with or better than the returns delivered by large-cap stocks. As with each of the Masters’ Select funds we further believe that the quality of this fund’s sub-advisors and their focus on their most compelling ideas will result in higher returns than their benchmarks over the long run. Our experience with Weiss and D’Alonzo, who have sub-advised Masters’ Select Equity for nine years, adds to our confidence.

As always, we value your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 44 for specific stock commentaries written by the Masters’ Select Smaller Companies’ managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary 41

Masters’ Select Smaller Companies Fund Leaders and Laggards (Unaudited)

 For the Six Months Ended December 31, 2005

By Percentage Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Tweeter Home Entertainment Group, Inc.	$1,851,111.21	111.9%
Homestore, Inc.	2,037,184	89.2%
Charming Shoppes, Inc.	1,079,343	41.5%
Trinity Industries, Inc.	1,585,668	37.6%
Lufkin Industries, Inc.	1,279,667	35.8%
Core Laboratories NV	1,042,735	35.5%
Maxtor Corp.	119,430	33.0%
National Oilwell Varco, Inc.	1,618,802	32.6%
Embarcadero Technologies, Inc.	962,814	30.6%
Cerner Corp.	865,490	28.9%
	$12,442,244
Jo-Ann Stores, Inc.	$(2,099,943)	(54.5%)
Global Power Equipment Group, Inc.	(1,574,481)	(36.7%)
Universal American Financial Corp.	(1,032,543)	(35.2%)
Apria Healthcare Group, Inc.	(434,889)	(30.4%)
The9 Ltd.	(771,381)	(24.3%)
Invacare Corp.	(643,501)	(20.9%)
Libbey, Inc.	(710,732)	(20.9%)
O’Charleys, Inc.	(510,182)	(19.9%)
Mantech International Corp.	(720,810)	(19.2%)
Rent-A-Center, Inc.	(367,247)	(19.0%)
	$(8,865,708)

By Dollar Gain / Loss
	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Homestore, Inc.	$2,037,184	89.2%
Tweeter Home Entertainment Group, Inc.	1,851,111	111.9%
National Oilwell Varco, Inc.	1,618,802	32.6%
Trinity Industries, Inc.	1,585,668	37.6%
Lufkin Industries, Inc.	1,279,667	35.8%
Bill Barrett Corp.	1,095,230	21.2%
Charming Shoppes, Inc.	1,079,343	41.5%
Core Laboratories NV	1,042,735	35.5%
Embarcadero Technologies, Inc.	962,814	30.6%
Cerner Corp.	865,490	28.9%
	$13,418,044
Jo-Ann Stores, Inc.	$(2,099,943)	(54.5%)
Global Power Equipment Group, Inc.	(1,574,481)	(36.7%)
Universal American Financial Corp.	(1,032,543)	(35.2%)
Quicksilver, Inc.	(966,686)	(17.6%)
The9 Ltd.	(771,381)	(24.3%)
Mantech International Corp.	(720,810)	(19.2%)
Libbey, Inc.	(710,732)	(20.9%)
Invacare Corp.	(643,501)	(20.9%)
Valassis Communications, Inc.	(525,504)	(16.7%)
Andrew Corp.	(523,311)	(13.4%)
	$(9,568,890)

For the Year ended December 31, 2005

By Percentage Gain / Loss
	Twelve Month Dollar	Twelve Month
Security	Contribution/(Loss)	% Change
ACCO Brands Corp.	$1,661,446	76.9%
National Oilwell Varco, Inc.	2,986,206	75.9%
Patterson-UTI Energy, Inc.	1,381,571	69.0%
Cerner Corp.	1,541,067	66.6%
Homestore, Inc.	1,714,307	64.4%
Lufkin Industries, Inc.	1,889,774	63.7%
Charming Shoppes, Inc.	1,326,719	56.3%
Cleveland-Cliffs, Inc.	1,124,706	55.5%
Men’s Wearhouse, Inc. (The)	1,183,659	52.7%
Powerwave Technologies, Inc.	1,434,349	50.5%
	$16,243,804
Jo-Ann Stores, Inc.	$(2,155,610)	(55.2%)
Lexar Media	(956,073)	(46.8%)
Global Power Equipment Group, Inc.	(2,064,007)	(43.2%)
Libbey, Inc.	(1,682,731)	(38.4%)
Universal American Financial Corp.	(1,038,333)	(35.3%)
Jupiter Media	(748,813)	(31.3%)
O’Charleys, Inc.	(744,741)	(26.6%)
Ceradyne, Inc.	(1,853,878)	(26.2%)
Input/Output, Inc.	(462,292)	(24.9%)
3D Systems Corp.	(417,419)	(24.2%)
	$(12,123,897)

By Dollar Gain / Loss
	Twelve Month Dollar	Twelve Month
Security	Contribution/(Loss)	% Change
National Oilwell Varco, Inc.	$2,986,206	75.9%
Lufkin Industries, Inc.	1,889,774	63.7%
Homestore, Inc.	1,714,307	64.4%
ACCO Brands Corp.	1,661,446	76.9%
Cerner Corp.	1,541,067	66.6%
Trinity Industries, Inc.	1,540,397	36.1%
Powerwave Technologies, Inc.	1,434,349	50.5%
Patterson-UTI Energy, Inc.	1,381,571	69.0%
Corporate Executive Board Co.	1,355,096	27.5%
Charming Shoppes, Inc.	1,326,719	56.3%
	$16,830,932
Jo-Ann Stores, Inc.	$(2,155,610)	(55.2%)
Global Power Equipment Group, Inc.	(2,064,007)	(43.2%)
Ceradyne, Inc.	(1,853,878)	(26.2%)
Libbey, Inc.	(1,682,731)	(38.4%)
The9 Ltd.	(1,118,465)	(20.8%)
Universal American Financial Corp.	(1,038,333)	(35.3%)
Lexar Media	(956,073)	(46.8%)
Armor Holdings, Inc.	(840,055)	(8.7%)
Jupiter Media	(748,813)	(31.3%)
O’Charleys, Inc.	(744,741)	(26.6%)
	$(13,202,706)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

42 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		ASSET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill D’Alonzo and team	Friess Associates, LLC	28%	Small and mid-sized	Growth
			companies
John Rogers, Jr.	Ariel Capital Management, LLC	22%	Small and mid-sized	Value
			companies
Robert Rodriquez	First Pacific Advisors, Inc.	22%	Small and mid-sized	Value
			companies
Dick Weiss	Wells Capital Management, Inc.	28%	Small and mid-sized	Growth at a
			companies	reasonable price

Portfolio Composition

The fund holds 71 securities, exclusive of cash equivalents.

 By Asset Class

Market Capitalization:
Micro-Cap < $500 million
Small-Cap $500 million - $1.6 billion
Small-Mid Cap $1.6 billion - $4 billion
Mid-Cap > $4 billion

By Sector
	Sector Weights
		Russell 2000
	Fund	Index
Technology	22.0%	18.8%
Industrials	17.5%	14.9%
Energy	17.3%	6.3%
Consumer Discretionary & Services	14.6%	14.8%
Finance	8.8%	21.3%
Healthcare, Pharmaceuticals &
Biotechnology	5.2%	12.6%
Consumer Staples	0.0%	2.7%
Telecommunications	0.0%	1.4%
Utilities	0.0%	2.4%
Materials	0.0%	4.8%
Cash Equivalents & Other	14.6%	0.0%
Net Assets	100.0%	100.0%

Fund Summary 43

Masters’ Select Smaller Companies Fund Stock Highlights

Arris Group Inc. - Bill D’Alonzo

Arris Group, Inc. is held in both the Equity Fund and the Smaller Companies Fund. Please refer to the discussion appearing on page 16.

BearingPoint, Inc. - John Rogers

BearingPoint is a global information technology services provider offering clients a range of services including management consulting, technology services and systems integration. Spun off from KPMG in 2000, today the company has over 15,000 employees serving clients in more than 40 countries.

One of the company’s distinct competitive advantages is its experience managing government business, an area that continues to be strong and which represents an important revenue stream for BearingPoint. Additionally, the company has earned a reputation for attracting and retaining strategic clients - an important accomplishment made possible by BearingPoint’s superior client service. In fact, in a survey conducted by Forrester Research, Inc., a leading independent technology research company, BearingPoint recently received the highest score in client satisfaction among eleven major IT services firms providing consulting and implementation services. Currently BearingPoint services approximately one-third of the Fortune 1000 and Global 2000 companies. The company’s customer retention rate is also high, particularly among its largest clients.

Of late, BearingPoint’s stock has been under pressure due to market concerns over liquidity, delayed audits and management changes. We viewed the weakness as a buying opportunity. With the hiring of seasoned Chief Executive Harry L. You, a former Chief Financial Officer at Accenture, and the expected release of financial statements in early 2006, we believe the company will strengthen its market position along with its balance sheet. Additionally, the company has proven its ability to win new business during times of uncertainty, an important competitive advantage. We believe BearingPoint is currently underappreciated in the market and that the company is positioned for solid growth in the future.

Rowan Companies, Inc. - Robert Rodriguez

First Pacific Advisors, Inc. (FPA) has more than twenty percent of its portfolio in energy companies including National Oilwell, Patterson-UTI Energy, Rosetta Resources and Rowan Companies. In a previous letter we talked about our investment in  Patterson-UTI Energy, one of the leading land rig companies in the U.S. In this letter we’d like to discuss our investment in Rowan Companies which operates in the offshore premium jack-up rig segment.

The difference between a land rig and an offshore jack-up rig is that the latter can operate in water depths of up to 450 feet. In order to do this you need a structure that will be able to withstand storms and have equipment capable of drilling on the seabed as opposed to on land. As a result, the cost to construct an offshore jack-up rig is more than ten times greater than the cost to construct a land rig. Rowan operates twenty offshore rigs and will be adding three new built rigs by 2009 for a total of twenty-three rigs. Seven of its rigs are Gorilla class rigs which are more sophisticated and therefore command substantially higher rental rig day rates.

The majority of Rowan’s rigs operate in the Gulf of Mexico with the rest in the North Sea and Canada. Over the last several years, day rates for rigs in the Gulf of Mexico have been lagging the rest of the world and as a result, rigs have been leaving the Gulf at a high pace. Hurricanes Katrina and Ivan also had the unwanted effect of reducing the number of rigs in the Gulf. As a result, rig day rates in the Gulf of Mexico have been increasing at an accelerating pace which will cause Rowan’s profits to increase substantially going forward as existing contracts roll over.

Globally, oil depletion is accelerating as evidenced by production declines at major companies. ExxonMobil predicted recently that by 2015, because of depletion of existing fields, the petroleum industry needs to add 100 million barrels per day of production. This is a great deal more than the current level of production being added. If ExxonMobil is correct, this should be a boom for the oil drilling industry. Even if we see little growth from current production levels, exploration activity will still need to increase substantially to keep production constant. The leverage potential in the oil drilling business we’re invested in is very large. As demand for drilling rigs strengthens from already elevated levels, rig day rates will rise and the incremental change will flow straight to the bottom line with the growth in profits far above the growth in sales.

It is very difficult to come up with a precise outlook for the energy sector going forward. That is why we have chosen to participate in investments that should benefit even if commodity prices drop significantly from current levels. Even with oil prices substantially below current levels, offshore drilling activity should not slow down markedly and we’d expect our investments to provide a fair return. However, recent developments in the energy sector do point to a more supply-constrained oil and natural gas commodity outlook than has been the case in more than 20 years. If this turns out to be true, our investments should provide a very attractive return.

Rowan was purchased some time ago for the portfolio at 60% of our estimate for its replacement value. In the past, during tight supply-demand conditions the stock has sold at a premium of its replacement value. The company has substantial earning power and analyst consensus estimates are increasingly beginning to reflect the day rate changes taking place in the Gulf of Mexico, with the median estimate for this year now at $3.34/share and next year at $4.27/share. Given the tight supply-demand conditions for jack-up rigs around the world and the operating leverage Rowan has to increases in day rates, we think the company could very well meet and potentially exceed these expectations.

Interline Brands, Inc. - Dick Weiss

Interline Brands, Inc. is a national distributor and direct marketer of specialty maintenance, repair and operations (MRO) products. The company stocks over 45,000 different everyday repair parts and sells to over 150,000 active customers. The company focuses on the repair, maintenance, and remodeling segment, due to the higher margins realized from these customers who generally make smaller, more frequent purchases and require high levels of service.

44 The Masters’ Select Funds Trust

The MRO market is estimated to be $300 billion in size, of which $80 billion is non-industrial. Of the non-industrial market, Interline focuses on roughly $30 billion, which would relate to the facilities maintenance and professional contractor market. The market is very fragmented with the top 50 distributors accounting for less than 10% of sales. We continue to see opportunity for the industry to consolidate further and see above average growth from the consolidators such as Interline.

Interline’s multi-brand operating model, which it believes is unique in the industry, allows it to use a single platform to deliver products and services to meet the individual needs of each customer group served. Interline’s largest customer group is the Facilities Maintenance customers which represent 54% of revenue. The group consists of multi-family housing, institutional, and hospitality end market customers. The Professional Contractor segment represents 28% of revenue and is the second largest customer group. Finally, the Specialty Distributors represent 18% of revenue and would include retail hardware stores and electrical distributors. With this unique business model in place, sales revenue has increased by  500% over the past five years, and total Interline sales now exceed $630 million per year.

Growth opportunities are significant for Interline. The December 2004 IPO helped facilitate additional investment and should drive EPS growth in the next few years. We believe Interline has several sources of future growth, which should enable it to grow at 2x the industry average or near 9-12% with acquisitions. Several initiatives include expanding its national account program as it develops its supply management effort while also entering new geographic markets. Much of its growth strategy is designed to take advantage of its national presence and scale compared to its fragmented local competition.

The investment case for Interline Brands rests upon both the favorable secular trends within the distribution industry as well as its own competitive strengths. With Interline being one of the consolidators in the markets it serves, we believe its growth rate will continue to be above the industry average. In addition, we continue to see upside in Interline’s end markets including the multi-family housing channel. This end market has been weak for several years due to low interest rates driving people to buy homes instead of rent apartments. However, conditions seem to be improving with interest rates moving up and rental rates moving higher as well. Selling at a discount to its private value and less than 19x EPS, we believe the stock offers an attractive long-term risk/reward.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 45

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2005

Shares		Value
COMMON STOCKS: 85.4%

Consumer Discretionary: 14.6%
140,300	Big Lots, Inc.*	$1,685,003
278,900	Charming Shoppes, Inc.*	3,681,480
247,000	Cox Radio, Inc. - Class A*	3,477,760
155,800	Foot Locker, Inc.	3,675,322
163,000	Interline Brands, Inc.*	3,708,250
257,400	Interpublic Group of Companies, Inc.*	2,483,910
148,300	Jo-Ann Stores, Inc.*	1,749,940
251,000	Journal Register Co.	3,752,450
56,500	Michaels Stores, Inc.	1,998,405
226,500	Radio One, Inc. - Class D*	2,344,275
82,900	Rent-A-Center, Inc.*	1,563,494
140,400	Ruby Tuesday, Inc.	3,634,956
220,500	True Religion Apparel, Inc.*	3,395,700
470,000	Tweeter Home Entertainment Group, Inc.*	2,688,400
		39,839,345
Energy: 17.3%
53,540	Atwood Oceanics, Inc.*	4,177,726
160,348	Bill Barrett Corp.*	6,191,036
65,000	Core Laboratories NV*	2,428,400
100,000	Hornbeck Offshore Services, Inc.*	3,270,000
53,000	Houston Exploration Co. (The)*	2,798,400
75,000	Lufkin Industries, Inc.	3,740,250
208,617	NATCO Group, Inc. - Class A*	4,268,304
86,501	National Oilwell Varco, Inc.*	5,423,613
87,700	Patterson-UTI Energy, Inc.	2,889,715
275,000	PetroHawk Energy Corp.*	3,635,500
179,900	Rosetta Resources, Inc.+	3,238,200
84,800	Rowan Companies, Inc.	3,022,272
54,836	Todco - Class A	2,087,058
		47,170,474
Finance: 8.8%
58,300	AMBAC Financial Group, Inc.	4,492,598
140,000	CapitalSource, Inc.	3,136,000
113,850	HCC Insurance Holdings, Inc.	3,379,068
103,900	Investors Financial Services Corp.	3,826,637
221,800	Janus Capital Group, Inc.	4,132,134
8,005	Markel Corp.*	2,537,985
84,685	Vineyard National Bancorp	2,611,686
		24,116,108
Healthcare, Pharmaceuticals & Biotechnology: 5.2%
41,300	Apria Healthcare Group, Inc.*	995,743
31,500	Cerner Corp.*	2,863,665
895,000	Draxis Health, Inc.*	3,875,350
77,400	Invacare Corp.	2,437,326
91,450	Natus Medical, Inc.*	1,476,003
72,000	Respironics, Inc.*	2,669,040
		14,317,127
Industrials: 17.5%
80,500	ACCO Brands Corp.*	1,972,250
66,600	Armor Holdings, Inc.*	2,840,490
66,819	BE Aerospace, Inc.*	1,470,018
216,600	Bright Horizons Family Solutions, Inc.*	8,025,030
110,100	Career Education Corp.*	3,712,572
43,938	Corporate Executive Board Co.	3,941,239
600,000	Global Power Equipment Group, Inc.*	2,712,000

See accompanying Notes to Financial Statements.

Shares/
Principal
Amount		Value

Industrials (Cont.)
95,000	Hub Group, Inc.*	$3,358,250
75,000	Manitowoc Co.	3,766,500
77,500	NCI Building System, Inc.*	3,292,200
135,000	Skywest, Inc.	3,626,100
131,700	Trinity Industries, Inc.	5,804,019
65,000	Washington Group International, Inc.	3,443,050
		47,963,718
Technology: 22.0%
46,469	Alliance Data Systems Corp.*	1,654,296
314,900	Andrew Corp.*	3,378,877
325,000	Arris Group, Inc.*	3,077,750
532,600	Autobytel, Inc.*	2,631,044
169,000	Avnet, Inc.*	4,045,860
585,100	BearingPoint, Inc.*	4,598,886
140,000	DSP Group, Inc.*	3,508,400
515,000	Embarcadero Technologies, Inc.*	3,749,200
161,700	Hewitt Associates, Inc. - Class A*	4,529,217
113,900	Littelfuse, Inc.*	3,103,775
448,000	Magma Design Automation, Inc.*	3,767,680
22,900	Maxtor Corp.*	158,926
74,567	NICE Systems Ltd.*	3,591,147
575,000	Parametric Technology Corp.*	3,507,500
174,320	Perficient, Inc.*	1,553,191
340,000	Powerwave Technologies, Inc.*	4,273,800
266,200	Vasco Data Security International*	2,624,732
327,054	Witness Systems, Inc.*	6,433,152
		60,187,433
TOTAL COMMON STOCKS
(cost $210,540,037)		233,594,205
PUT OPTIONS: 0.1%
315 Cerner Corp., $90.00, Exp. 03/18/06 (cost $291,196)		151,200
SHORT-TERM INVESTMENT: 14.2%
$38,826,000	State Street Bank & Trust Co., 3.000%,
	12/31/05, due 01/03/06 [collateral: $40,635,101,
	US Treasury Notes, 3.625%, due 01/15/10;
	US Treasury Notes, 2.625%, due 05/15/08,
	value $39,608,911] (proceeds $38,837,798)	38,826,000

TOTAL SHORT-TERM INVESTMENT
(cost $38,826,000)		38,826,000

TOTAL INVESTMENTS IN SECURITIES
(cost $249,657,233): 99.7%		272,571,405

CALL OPTIONS WRITTEN: (0.1%)
315 Cerner Corp., $90.00, Exp. 03/18/06 (cost $183,996)		(198,450)
720 Respironics, Inc., $40.00, Exp. 01/21/06 (cost $151,232)		(21,600)

TOTAL CALL OPTIONS WRITTEN		(220,050)
(cost $335,228)

Other Assets less Liabilities: 0.4%		927,326

Net Assets: 100.0%		$273,278,681

*Non-income producing security.
+ Illiquid security.

46 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
EXPENSE EXAMPLES - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(07/01/05 to	(07/01/05 to
	(07/01/05)	(12/31/05)	12/31/05)	12/31/05)
Masters’ Select Equity Fund Actual	$1,000.00	$1,096.30	$6.23	1.18%
Masters’ Select Equity Fund Hypothetical
(5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%
Masters’ Select International Fund Actual	$1,000.00	$1,201.50	$5.99	1.08%
Masters’ Select International Fund Hypothetical
(5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Masters’ Select Value Fund Actual	$1,000.00	$1,065.60	$6.30	1.21%
Masters’ Select Value Fund Hypothetical
(5% return before expenses)	$1,000.00	$1,019.11	$6.16	1.21%
Masters’ Select Smaller Companies Fund Actual	$1,000.00	$1,043.90	$6.70	1.30%
Masters’ Select Smaller Companies Fund Hypothetical
(5% return before expenses)	$1,000.00	$1,018.65	$6.61	1.30%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Expense Examples 47

Masters’ Select Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2005

				Smaller
		International		Companies
	Equity Fund	Fund	Value Fund	Fund
ASSETS
Investments in securities at cost	$698,704,941	$1,154,373,131	$272,814,033	$210,831,233
Repurchase agreements at cost	9,868,000	86,796,000	15,289,000	38,826,000

Total investments at cost	$708,572,941	$1,241,169,131	$288,103,033	$249,657,233

Investments in securities at value	$882,092,519	$1,341,176,469	$319,921,429	$233,745,405
Repurchase agreements at value	9,868,000	86,796,000	15,289,000	38,826,000
Cash	779,210	2,698	1,681	2,809
Cash, denominated in foreign currency
(cost of $2,781, $2,487,140, $2,560,809 and $—, respectively)	2,805	2,463,381	2,537,377	—
Receivables:
Securities sold	2,501,971	—	—	1,634,141
Dividends and interest	635,984	2,079,031	233,571	371,747
Fund shares sold	1,866,440	2,840,749	1,109,186	996,354
Foreign tax reclaim	27,674	167,653	—	—
Unrealized gain on forward exchange contracts	—	252,920	388,584	—
Prepaid expenses	19,756	22,706	12,212	12,009

Total assets	897,794,359	1,435,801,607	339,493,040	275,588,465

LIABILITIES
Payables:
Advisory fees	828,212	1,082,343	311,541	258,490
Trustee fees	949	763	1,362	490
Securities purchased	3,395,104	3,474,697	—	1,377,973
Fund shares redeemed	838,416	1,518,397	720,549	362,215
Foreign taxes withheld	—	90,551	—	—
Written options (premiums received, $335,228)	—	—	—	220,050
Unrealized loss on forward exchange contracts	—	153,320	157,486	—
Accrued expenses	157,610	317,814	76,167	90,566

Total liabilities	5,220,291	6,637,885	1,267,105	2,309,784

NET ASSETS	$892,574,068	$1,429,163,722	$338,225,935	$273,278,681

Number of shares issued and outstanding (unlimited number of
shares authorized, $0.01 par value)	58,554,502	81,739,458	23,166,517	19,387,213

Net asset value, offering and redemption price per share	$15.24	$17.48	$14.60	$14.10

COMPONENTS OF NET ASSETS
Paid in capital	$711,909,840	$1,175,253,791	$284,496,113	$249,349,394
Undistributed net investment loss	—	(2,307,109)	(176,883)	—
Accumulated net realized gain (loss) on investments	(2,720,940)	69,309,936	6,591,642	899,937
Net unrealized appreciation (depreciation) on:
Investments	183,387,578	186,803,338	47,107,396	22,914,172
Written options	—	—	—	115,178
Foreign currency	(2,410)	103,766	207,667	—

Net assets	$892,574,068	$1,429,163,722	$338,225,935	$273,278,681

See accompanying Notes to Financial Statements.

48 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Year Ended December 31, 2005

				Smaller
		International		Companies
	Equity Fund	Fund	Value Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $144,209, $1,717,405,
$165,500 and $—, respectively)	$7,982,213	$25,906,457	$4,201,216	$854,231
Interest	869,753	1,710,238	564,467	630,526

Total income	8,851,966	27,616,695	4,765,683	1,484,757

Expenses
Advisory fees	9,224,723	13,320,953	3,547,577	2,562,324
Administration fees	174,525	253,538	66,403	46,145
Custody fees	78,024	694,323	44,152	48,321
Transfer agent fees	233,026	382,658	80,408	73,856
Chief compliance officer fees	12,501	12,501	12,501	12,501
Fund accounting fees	78,001	74,687	64,798	73,046
Professional fees	73,002	105,875	46,943	54,442
Trustee fees	45,309	54,967	33,339	29,937
Registration expense	25,967	37,428	32,050	35,012
Insurance expense	36,753	44,895	13,871	7,751
Reports to shareholders	97,388	171,249	42,320	37,606
Miscellaneous	41,001	103,226	14,101	9,157

Total expenses	10,120,220	15,256,300	3,998,463	2,990,098
Less: fees waived	(38,073)	(1,999,248)	(81,670)	(75,437)
Less: expenses paid indirectly	(2,276)	(2,629)	(412)	(1,273)

Net expenses	10,079,871	13,254,423	3,916,381	2,913,388

Net investment income (loss)	(1,227,905)	14,362,272	849,302	(1,428,631)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	46,560,140	274,641,839	25,681,485	8,593,310
Foreign currency transactions	(42,167)	2,416,910	832,689	—

Net realized gain	46,517,973	277,058,749	26,514,174	8,593,310

Net unrealized appreciation (depreciation) on:
Investments	(2,016,711)	(22,926,737)	(14,291,566)	6,272,636
Writen options	—	—	—	115,178
Foreign currency translations	(4,802)	3,676,528	553,324	—

Net unrealized appreciation (depreciation)	(2,021,513)	(19,250,209)	(13,738,242)	6,387,814

Net realized and unrealized gain on investments and foreign currency	44,496,460	257,808,540	12,775,932	14,981,124

Net increase in net assets resulting from operations	$43,268,555	$272,170,812	$13,625,234	$13,552,493

See accompanying Notes to Financial Statements.
Statements of Operations 49

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(1,227,905)	$(3,254,742)	$14,362,272	$7,043,503
Net realized gain on investments and foreign
currency	46,517,973	32,088,647	277,058,749	40,098,443
Net unrealized appreciation (depreciation) on
investments and foreign currency	(2,021,513)	68,114,912	(19,250,209)	87,624,878

Net increase in net assets resulting from operations	43,268,555	96,948,817	272,170,812	134,766,824

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(23,731,832)	(4,716,546)
From net realized gain	(42,553,682)	—	(202,047,091)	—

Total distributions	(42,553,682)	—	(225,778,923)	(4,716,546)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	122,717,342	211,894,235	268,488,836	409,035,241
Reinvested distributions	40,301,739	—	184,765,585	3,851,544
Redemption fee proceeds	59,973	59,366	68,803	259,588
Payment for shares redeemed	(126,538,493)	(63,465,916)	(208,256,973)	(138,996,393)
Net increase in net assets from
capital share transactions	36,540,561	148,487,685	245,066,251	274,149,980

Total increase in net assets	37,255,434	245,436,502	291,458,140	404,200,258

NET ASSETS
Beginning of year	855,318,634	609,882,132	1,137,705,582	733,505,324
End of year	$892,574,068	$855,318,634	$1,429,163,722	$1,137,705,582
Accumulated net investment income (loss)	$—	$—	$(2,307,109)	$2,397,921
CAPITAL TRANSACTIONS IN SHARES:
Sold	8,299,712	15,217,946	15,244,561	26,946,223
Reinvested distributions	2,723,090	—	11,057,997	228,840
Redeemed	(8,526,959)	(4,542,626)	(11,943,049)	(9,247,373)

Net increase from capital share transactions	2,495,843	10,675,320	14,359,509	17,927,690

See accompanying Notes to Financial Statements.

50 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$849,302	$465,793	$(1,428,631)	$(970,844)
Net realized gain on investments and
foreign currency	26,514,174	8,343,732	8,593,310	8,014,682
Net unrealized appreciation (depreciation) on
investments and foreign currency	(13,738,242)	25,541,558	6,387,814	11,121,971

Net increase in net assets resulting
from operations	13,625,234	34,351,083	13,552,493	18,165,809

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,300,783)	—	—	—
From net realized gain	(18,497,416)	—	(8,519,063)	(4,769,266)

Total distributions	(19,798,199)	—	(8,519,063)	(4,769,266)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	84,410,504	117,061,914	130,022,928	101,962,527
Reinvested distributions	19,450,889	—	8,364,485	4,698,946
Redemption fee proceeds	58,385	75,249	56,383	13,999
Payment for shares redeemed	(66,062,709)	(25,940,696)	(32,828,973)	(8,632,384)

Net increase in net assets
from capital share transactions	37,857,069	91,196,467	105,614,823	98,043,088

Total increase in net assets	31,684,104	125,547,550	110,648,253	111,439,631

NET ASSETS
Beginning of year	306,541,831	180,994,281	162,630,428	51,190,797
End of year	$338,225,935	$306,541,831	$273,278,681	$162,630,428
Accumulated net investment loss	$(176,883)	$(558,091)	$—	$—
CAPITAL TRANSACTIONS IN SHARES:
Sold	5,760,832	8,553,661	9,388,565	7,725,764
Reinvested distributions	1,354,413	—	600,897	340,507
Redeemed	(4,521,142)	(1,913,118)	(2,354,239)	(655,462)
Net increase from capital share transactions	2,594,103	6,640,543	7,635,223	7,410,809

See accompanying Notes to Financial Statements.
Statements of Changes in Net Assets 51

Masters’ Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.
	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$15.26	$13.44	$10.19	$12.59	$12.98
Income from investment operations:
Net investment loss	(0.02)	(0.06)	(0.04)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.75	1.88	3.29	(2.37)	(0.29)

Total income (loss) from investment operations	0.73	1.82	3.25	(2.40)	(0.33)

Less distributions:
From net realized gain	(0.75)	—	--	—	(0.06)

Total distributions	(0.75)	—	—	—	(0.06)

Redemption fee proceeds	—^	—^	—^	—^	—^

Net asset value, end of year	$15.24	$15.26	$13.44	$10.19	$12.59

Total return	4.96%	13.54%	31.89%	(19.06)%	(2.55)%

Ratios/supplemental data:
Net assets, end of year (millions)	$892.6	$855.3	$609.9	$431.2	$508.9

Ratio of total expenses to average net assets:
Before fees waived	1.19%	1.22%	1.25%	1.27%	1.28%

After fees waived	1.19%	1.22%	1.23%	1.25%	1.26%

Ratio of net investment loss to average net assets:	(0.14)%	(0.46)%	(0.39)%	(0.30)%	(0.36)%

Portfolio turnover rate	46.05%	39.34%	84.28%	93.76%	94.98%

^ Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

52 The Masters’ Select Funds Trust

Masters’ Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$16.88	$14.83	$10.70	$12.53	$15.31

Income from investment operations:
Net investment income	0.17	0.10	0.07	0.05	0.06

Net realized and unrealized gain (loss) on investments and foreign currency	3.64	2.01	4.09	(1.85)	(2.83)

Total income (loss) from investment operations	3.81	2.11	4.16	(1.80)	(2.77)

Less distributions:
From net investment income	(0.29)	(0.07)	(0.03)	(0.03)	(0.03)

From net realized gain	(2.92)	—	—	—	—

Return of capital	—	—	—	—^	—^

Total distributions	(3.21)	(0.07)	(0.03)	(0.03)	(0.03)

Redemption fee proceeds	—^	0.01	—^	—^	0.02

Net asset value, end of year	$17.48	$16.88	$14.83	$10.70	$12.53

Total return	23.78%	14.30%	38.86%	(14.34)%	(17.94)%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,429.1	$1,137.7	$733.5	$336.0	$278.9

Ratio of total expenses to average net assets:

Before fees waived	1.24%	1.28%	1.30%	1.32%	1.37%

After fees waived	1.08%	1.09%	1.10%	1.13%	1.19%

Ratio of net investment income to average net assets:	1.17%	0.76%	0.69%	0.47%	0.52%

Portfolio turnover rate	160.12%	87.88%	110.19%	141.07%	174.19%

^ Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.
Financial Highlights 53

Masters’ Select Value Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.
	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$14.90	$12.99	$9.82	$11.43	$10.45

Income from investment operations:
Net investment income	0.05	0.02	0.04	0.06	—^
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.89	3.13	(1.67)	1.00

Total income (loss) from investment operations	0.60	1.91	3.17	(1.61)	1.00

Less distributions:
From net investment income	(0.06)	—	—	—	—^
From net realized gain	(0.84)	—	—	—	(0.03)
Total distributions	(0.90)	—	—	—	(0.03)
Redemption fee proceeds	—^	—^	—^	—^	0.01
Net asset value, end of year	$14.60	$14.90	$12.99	$9.82	$11.43
Total return	4.13%	14.70%	32.28%	(14.09)%	9.64%

Ratios/supplemental data:
Net assets, end of year (millions)	$338.2	$306.5	$181.0	$137.9	$160.5

Ratio of total expenses to average net assets:
Before fees waived	1.24%	1.25%	1.30%	1.31%	1.37%

After fees waived	1.21%	1.23%	1.28%	1.29%	1.35%
Ratio of net investment income (loss) to average net assets:	0.26%	0.20%	0.35%	0.55%	(0.04)%
Portfolio turnover rate	30.21%	29.14%	21.54%	54.08%	32.67%

^ Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

54 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
	Year Ended December 31,		Period Ended
	2005	2004	December 31, 2003
			**
Net asset value, beginning of period	$13.84	$11.79	$10.00

Income from investment operations:
Net investment loss	(0.07)	(0.08)	(0.06)
Net realized and unrealized gain on investments	0.80	2.56	1.98

Total income from investment operations	0.73	2.48	1.92

Less distributions:
From net realized gain	(0.47)	(0.43)	(0.13)

Total distributions	(0.47)	(0.43)	(0.13)

Redemption fee proceeds	—^	—^	—^

Net asset value, end of period	$14.10	$13.84	$11.79

Total return	5.29%	21.01%	19.17%+

Ratios/supplemental data:
Net assets, end of period (millions)	$273.2	$162.6	$51.2

Ratio of total expenses to average net assets:
Before fees waived	1.33%	1.43%	1.67%*
After fees waived	1.30%	1.40%	1.65%*

Ratio of net investment loss to average net assets:	(0.64)%	(1.07)%	(1.33)%*

Portfolio turnover rate	118.76%	148.81%	43.49%+

*	Annualized
.
+	Not annualized.

^	Amount represents less than $0.01 per share.

**	Commenced operations on June 30, 2003.

See accompanying Notes to Financial Statements.
Financial Highlights 55

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of four separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund and the Masters’ Select Smaller Companies Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded smaller company portfolio managers.

The Masters’ Select International Fund is closed to most new investors.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange or NASDAQ are valued at the last reported sales price (or the NASDAQ official closing price for NASDAQ-reported securities) at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or NASDAQ for which there have been no sales are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee pursuant to procedures approved by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value. Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market, are fair valued using methods approved by the Board of Trustees.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

56The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future

Notes to Financial Statements 57

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition - “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Management Fees and Transactions with Affiliates

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10%	on the first $750 million and
	1.00%	on assets in excess of $750 million
International Fund	1.10%	on the first $1 billion and
	1.00%	on assets in excess of $1 billion
Value Fund	1.10%
Smaller Companies Fund	1.14%

58 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through December 31, 2005, the Advisor contractually agreed to waive a portion of its advisory fees equal to approximately 0.152% of the average daily net assets of the Masters’ Select International Fund, 0.02% of the average daily net assets of the Masters’ Select Value Fund, and 0.03% of the average daily net assets of the Masters’ Select Smaller Companies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2005, the amount waived was $38,073, $126,463, $17,169 and $8,007 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund and Masters’ Select Smaller Companies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the “Administrator”). Under its terms, the Funds pay a monthly fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.020% of the next $250 million, 0.015% of the next $2 billion and 0.0125% thereafter.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2005 of $17,475, $99,081, $1,650 and $1,775 for the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund and the Masters’ Select Smaller Companies Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $40,000 per year.

Note 4 - Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2005, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$414,380,995	$376,326,564
International Fund	1,840,749,045	1,842,263,596
Value Fund	145,899,522	89,621,702
Smaller Companies Fund	313,196,894	229,675,947

Transactions in option contracts written for the year ended December 31, 2005 were as follows:

Smaller Companies Fund
	Contracts	Premium
Outstanding at December 31, 2004	-	$-
Options written during period	103,500	335,229
Options exercised during period	-	-
Options expired during period	-	-
Options closed during period	-	-
Outstanding at December 31, 2005	103,500	$335,229

Notes to Financial Statements 59

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 5 - Income Taxes and Distributions to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of December 31, 2005, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund
Cost of investments for tax purposes	$711,293,881	$1,246,016,763	$288,507,386	$250,459,419
Gross tax unrealized appreciation	$218,107,044	$187,692,663	$59,879,649	$32,574,404
Gross tax unrealized depreciation	(37,440,406)	(5,836,554)	(13,560,238)	(10,462,417)
Net tax unrealized appreciation on investments	180,666,638	181,856,109	46,319,411	22,111,987
Net tax unrealized appreciation on written options	-	-	-	115,178
Net tax unrealized appreciation (depreciation) on forward contracts and foreign-currency denominated assets and liabilities	(2,410)	103,766	207,667	-
Net tax unrealized appreciation	$180,664,228	$181,959,875	$46,527,078	$22,227,165
Undistributed ordinary income	$-	$56,734,320	$3,906,209	$1,312,649
Undistributed long-term gain (capital loss carryforward)	$-	$15,215,736	$3,296,535	$389,473
Post October Currency Losses	$-	$-	$-	$-

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2005 and 2004) were as follows:

	2005		2004
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Equity Fund	$994,395	$41,559,287	-	-
International Fund	$35,679,041	$190,099,882	$4,716,546	-
Value Fund	$1,300,783	$18,497,416	-	-
Smaller Companies Fund	$2,399,278	$6,119,785	2,971,345	$1,797,921

For the year ended December 31, 2005, the Masters’ Select Equity Fund, Masters’ Select International Fund and the Masters’ Select Value Fund utilized capital loss carryforwards of $7,827,458, $8,556 and $588,877, respectively.

Note 6 - Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

60 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2005, the Funds had the following forward contracts outstanding:

Masters’ Select International Fund
Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
122,309,130	Japanese Yen	U.S. $ 1,038,631	01/04/2006	($1,713)
10,334,628	Japanese Yen	87,760	01/04/2006	(145)
				(1,858)

Contracts to Sell
8,000,000	Euro	$ 9,717,840	04/04/2006	204,493
11,830,000	Euro	14,006,720	04/04/2006	(61,141)
1,171,160,000	Japanese Yen	10,027,141	06/01/2006	(90,321)
1,180,000,000	Japanese Yen	10,242,255	06/01/2006	48,427
				101,458
Net unrealized loss on forward contracts				$ 99,600

Masters’ Select Value Fund
Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
None
Contracts to Sell
208,347	Swiss Franc	U.S. $ 160,625	06/06/2006	(214)
1,060,787	Swiss Franc	821,647	06/06/2006	2,744
1,300,000	Swiss Franc	1,022,013	06/06/2006	18,444
789,455	Swiss Franc	612,360	06/06/2006	2,920
521,839	Swiss Franc	403,363	06/06/2006	516
4,841,276	British Pound Sterling	8,435,924	09/08/2006	98,519
479,731,900	Japanese Yen	4,407,154	06/28/2006	248,023
131,000,000	Japanese Yen	1,153,149	06/28/2006	17,418
5,186,250,000	South Korean Won	5,000,000	03/22/2006	(152,535)
35,647,600	Norwegian Krone	5,293,753	03/06/2006	(4,737)
				231,098
Net unrealized gain on forward contracts				$ 231,098

Note 7 - Line of Credit

The Trust has an unsecured $45,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the year ended December 31, 2005.

Notes to Financial Statements 61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Masters’ Select Equity Fund, The Masters’ Select International Fund, The Masters’ Select Value Fund, and The Masters’ Select Smaller Companies Fund (hereafter referred to as the “Funds”) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 21, 2006

62 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
OTHER INFORMATION

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Board Consideration of and Continuation of Investment Advisory Agreement

At a meeting held on November 29, 2005, the Board of Trustees, including the independent trustees of the Board of Trustees (the “Independent Trustees”), considered and approved the one-year renewal of: (1) the Unified Investment Advisory Agreement (the “Advisory Agreement”) between the Masters’ Select Funds Trust (the “Trust”) and Litman/Gregory Fund Advisors, LLC (the “Advisor”), with respect to the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, and the Masters’ Select Smaller Companies Fund (the “Funds”), and (2) the investment Manager agreements (the “Manager Agreements”) between the Advisor and each of Southeastern Asset Management, Inc., Friess Associates, LLC, Wells Capital Management, Inc., Legg Mason Fund Advisor, Inc., Davis Selected Advisor, L.P., and TCW Investment Management Company with respect to Masters’ Select Equity Fund, each of Mastholm Asset Management, LLC, Marsico Capital Management, LLC, Third Avenue Management, LLC, Harris Associates, L.P., and Thornburg Investment Management, Inc., with respect to Masters’ Select International Fund, each of Franklin Mutual Advisors, LLC, Harris Associates, L.P., Southeastern Asset Management, Inc., and Legg Mason Fund Advisor, Inc., with respect to Masters’ Select Value Fund, and each of Ariel Capital Management, LLC, Friess Associates, LLC, First Pacific Advisors, Inc., Ranger Investment Management, L.P., and Wells Capital Management, Inc. with respect to Masters’ Select Smaller Companies Fund (the “Managers”). The one-year renewal of all agreements is for the period ending December 31, 2006.

Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive and included information relating to each Fund’s investment results, portfolio composition, advisory fee and expense comparisons, as well as information on each Manager’s performance within the various Funds and in comparison to other accounts (including other mutual funds) managed by such Manager. Financial and profitability information regarding the Advisor, descriptions of various functions, such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Fund was also provided. In addition, the Independent Trustees discussed the approval of the Advisory Agreement and Manager Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

The information provided to the Board of Trustees during the course of the year included a wide variety of materials relating to the services provided by the Advisor and the Managers, including reports on the Funds’ and each Manager’s investment results, portfolio composition, portfolio trading practices, and shareholder services, in addition to other information relating to the nature, extent, and quality of services provided by the Advisor and the Managers. Throughout the course of the year, the Board of Trustees also received in-person presentations from various members of senior management at the Advisor and requested and reviewed supplemental information, which included extensive materials regarding the Funds’ investment results, advisory fees and expense comparisons, financial and profitability information regarding the Advisor, compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds.

The information provided to the Board of Trustees at the meeting, together with the information provided throughout the course of the year, formed the primary (but not exclusive) basis for the Board of Trustees’ determinations. The Board of Trustees did not identify any single issue or particular datum point that, in isolation, would be controlling in their decision to renew the Advisory Agreement or the Manager Agreements. Rather, the Board of Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Board of Trustees, including the Independent Trustees, and the conclusions thereto that formed the basis for approving the renewal of the Advisory Agreement and the Manager Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

Other Information 63

Masters’ Select Funds Trust
OTHER INFORMATION

Masters’ Select Funds Trust
OTHER INFORMATION

1.	Nature, extent and quality of services

The Advisor, its personnel and its resources. The Board of Trustees considered the depth and quality of the Advisor’s investment management process, including: (1) the Advisor’s sophisticated monitoring and oversight of the Managers; (2) the experience, capability, and integrity of the Advisor’s senior management and other personnel; (3) the low turnover rates of the Advisor’s key personnel; and (4) the overall financial strength and stability of its organization. The Board of Trustees discussed the high level of due diligence on each Manager continually undertaken by the Advisor. The Board of Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests, the preparation of shareholder communications, and responsiveness to requests of the Board of Trustees. In addition, the Board of Trustees noted that because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for shareholders.

The Board of Trustees then considered the Advisor’s policies, procedures, and systems to ensure compliance with applicable laws and regulations and its commitment to those programs. In addition, the Board of Trustees considered the Advisor’s efforts to keep the Board of Trustees informed and its attention to matters that may involve potential conflicts of interest with each Fund. The Board of Trustees took note of the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of Manager and service providers’ compliance operations. The Board of Trustees discussed the Advisor’s commitment to compliance at length with senior management of the Advisor. The Board of Trustees also considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services provided by the Advisor to the Funds under the Advisory Agreement and other agreements, including the administrative, legal, and fund accounting and treasury functions.

The Board of Trustees then considered various matters relating to the Managers, including: (1) each Manager Agreement; (2) Form ADV for each Manager; (3) financial information relating to each Manager; and (4) other information deemed relevant to the Board of Trustees’ evaluation of each Manager, including qualitative assessments provided by senior management of the Advisor and an assessment of each Manager’s commitment to compliance. The Board of Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting each Manager, as well as its process for monitoring each Manager’s ongoing investment performance, attentiveness to its portfolios for the Funds, and responsiveness to the Advisor’s inquiries.

2.	Investment results

The Board of Trustees considered the investment results of each Fund in light of its investment objective. The Board of Trustees also considered information regarding the selection of indices and funds comparable to the Funds that were used to evaluate relative investment results. The Board of Trustees reviewed each Fund’s absolute investment results and its relative results measured against such comparable indices and funds. The Board of Trustees also compared the investment results of each Manager in comparison to the Manager’s own fund (if applicable), as well as to other relevant comparable funds and indices. The Board of Trustees examined the performance of each Fund as of September 30, 2005, at one-, three- and five-year intervals and since inception. For the Masters’ Select Smaller Companies Fund, the Board of Trustees considered only three- and five-year performance due to the fact that the Fund had only been in existence since June 30, 2003.

In assessing relative performance and fees and expenses, the Board of Trustees relied upon data independently assembled by the Funds’ administrator (the “Administrator”) from data provided by Lipper, Inc. (the “Lipper Data”). The Lipper Data consisted of reports showing the relative investment results for each Fund in comparison to appropriate passive indices and comparable fund peer groups for each of the Funds (collectively, the “Benchmarks”). The selection of Benchmarks was based on criteria including asset classification, primary channel of distribution, asset size, expense structure, and load type. The Board of Trustees noted that the Administrator, which is independent of and not affiliated with the Advisor, had been primarily responsible for compiling this data. Additional benchmarking data was supplied by the Advisor.

For the Masters’ Select Equity Fund, the Board of Trustees compared its investment results to: (1) the Custom Equity Index, which is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index; (2) the Lipper Multi-Cap Core Index; and (3) the Russell 3000 Index. The Board of Trustees observed that the Benchmarks for the Masters’ Select Equity Fund had outperformed the Fund on the basis of one- and three-year performance, but that the Fund had performed better than its Benchmarks over the last five years and since its inception on December 31, 1996, by wide margins.

The Master’s Select International Fund’s Benchmarks included: (1) the Morgan Stanley Capital International All Countries World Free (excluding US) Index; (2) the S&P Citigroup PMI Global Index (excluding US); and (3) the Lipper International Fund Index. The Board of Trustees observed that the Masters’ Select International Fund outperformed all of its Benchmarks over the last year, was within the range of its Benchmarks over the last three years, ahead of two of its three Benchmarks for five-year performance, and had significantly outperformed each of the Benchmarks since its inception on December 1, 1997.

The investment results of the Masters’ Select Value Fund were compared to: (1) the Russell 3000 Value Index; and (2) the Lipper Multi-Cap Value Index. The Board of Trustees noted that the Masters’ Select Value Fund trailed all of its Benchmarks for one- and three-year performance but was ahead of all of its Benchmarks for five years and since inception.

64 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
OTHER INFORMATION

Finally, the Masters’ Select Smaller Companies Fund was compared to: (1) the Russell 2000 Index; and (2) the Lipper Small-Cap Core Index. The Board of Trustees noted that although the Fund had underperformed its Benchmarks over the last year, it had been within the range of its Benchmarks since its inception on June 30, 2003. The Board of Trustees also looked at the year-to-date performance because the Masters’ Select Smaller Companies Fund had less operating history than the other Funds. As of September 30, 2005, this Fund had performed better than half of its comparable indices, with investment results in the mid-range for the group of indices.

The Board of Trustees also reviewed the Advisor’s detailed monitoring of Manager investment results, particularly those Managers that were experiencing periods of underperformance. The Board of Trustees noted that the Advisor had terminated certain Managers in the past year due to concerns regarding changes in a Manager’s investment process or changes in a Manager’s business that impacted its ability to give the expected degree of attention to the Funds. In addition, the Board of Trustees noted that the Advisor generally showed good discipline in terminating Managers that did not appear to meet the standards demanded by the Funds.

Ultimately, the Board of Trustees concluded that the Advisor had a strong record of effectively managing each of the Funds and monitoring the effectiveness of the contributions being made by each of the multiple Managers. The Board of Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objectives and strategies and that the Advisor’s record in managing each Fund indicated that its continued management would benefit each Fund and its respective shareholders.

3.	Advisory fees and total expenses

The Board of Trustees reviewed the advisory fees and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in applicable peer fund groups based on the Lipper Data. According to the Lipper Data, each Fund had relatively high advisory expenses. However, the Board of Trustees noted that the Advisor’s advisory fees included management and administrative services that were unbundled in many other advisory fees used in the comparison data. Accordingly, the Board of Trustees focused on the total expenses of each Fund, its performance, and, where appropriate, the level of subsidization by the Advisor.

The Board of Trustees found that the total expenses for each of the Funds were in the mid-to-higher range for their core style peers, but that the total expenses for each of the Funds were in the mid-range when compared to manager-of-managers peers. The Board considered the manager-of-managers comparisons to be more appropriate because they more closely reflect the structure of the Funds. Thus, the Board of Trustees concluded that the fees were reasonable in comparison to other funds. In addition, the Board of Trustees noted that, while the advisory fees may be slightly higher than the industry norm, the higher fees were fully justified by the long-term performance results of the Funds and allowed shareholders to have access to Managers to which they otherwise might not.

4.	The Advisor’s financial information

The Board of Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Board of Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether the advisory fee level reflects economies of scale if the Funds grow in size. The Board of Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability. The Board of Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple Managers. The Board of Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the Managers, and the general cost of the services provided by the Advisor in compensation for its retained portion of the total advisory fee. The Board of Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had voluntarily waived $2.1 million of fees payable under its advisory contracts and followed a policy of not charging advisory fees on unallocated cash. The Board of Trustees also noted that the Advisor had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees. In addition, the Board of Trustees considered the Advisor’s willingness to invest in staff to accommodate changing regulatory requirements. The Board of Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds, and that the Advisor’s profits in managing the Funds were in the range of reasonableness for the mutual fund management industry.

The Board of Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds. Similarly, although the Board of Trustees had financial information on the Managers, the Board of Trustees did not engage in an extended analysis of Manager profitability given the arm’s length nature of the bargaining between the Advisor and each Manager and the difficulty of interpreting profitability information with respect to each Manager due to the use of disparate accounting conventions, disparate ownership structures, the fact that each Manager managed only a portion of each Fund, and other related factors. The Board of Trustees also reviewed information provided during the past year regarding the structure and manner in which the Advisor’s and the Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel.

Other Information 65

Masters’ Select Funds Trust
OTHER INFORMATION

Economies of Scale. The Board of Trustees noted that the Advisor had taken steps to reduce expenses. The Board of Trustees considered the economies of scale the Funds have experienced and the Advisor’s commitment to keep total expenses for the Funds low. The Board of Trustees concluded that the Advisor had taken steps to ensure that shareholders benefit as the size of the Funds increases by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers, and providing certain support services to the Funds on a cost-only basis. The Board of Trustees also noted that the Advisor had acted in the interests of shareholder by closing certain of the Funds to new investments. Even though additional investments would have increased Fund size and possibly generated additional economies of scale, the Board of Trustees observed that responsible management of Fund size often benefited shareholders more than allowing uncontrolled growth, notwithstanding economies of scale that might accompany such growth.

In addition, the Board of Trustees took note of information provided on fees rebated to separate account clients of the Advisor’s affiliate to the extent these clients’ assets were invested in the Funds. The Board of Trustees noted that the rebates represented over $1 million in fees, and, although they nominally benefited only separate account clients of the Advisor’s affiliate who were also Fund shareholders, the Board of Trustees recognized that these separate account investments helped reduce costs for all shareholders by increasing the asset base of the Funds. The Board of Trustees also took note of the willingness of the Advisor’s affiliate to extend such rebates while, at the same time, the Advisor was limiting the size and total assets in the various Funds to levels that promoted optimum investment returns.

5.	Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board of Trustees, including the Independent Trustees, concluded that: (1) the Advisory Agreement and Manager Agreements are fair and reasonable to each Fund and its respective shareholders; (2) each Fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Advisor and Managers; and (3) the renewal of the Advisory Agreement and Manager Agreements would be in the best interests of each Fund and its respective shareholders.

66 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
TAX INFORMATION - (Unaudited)

The percentage of dividend income distributed for the year ended December 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is as follows:

Masters’ Select International Fund	71.73%
Masters’ Select Value Fund	100.00%
Masters’ Select Smaller Companies Fund	7.63%

Additional Tax Information Applicable to Foreign Shareholders Only: The Masters’ Select International Fund and the Masters’ Select Smaller Companies Fund hereby designate 33.51% and 100.00%, respectively, of its ordinary income distributions for the fiscal year as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

For the year ended December 31, 2005 the International Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Foreign Income	Foreign Tax Paid
Australia	$1,816,178	$-
Austria	105,196	20,595
Brazil	1,245,822	197,492
Canada	566,673	97,892
China	689,812	-
Finland	392,522	67,807
France	2,936,149	474,065
Germany	656,380	122,155
Hong Kong	1,753,141	-
Ireland	221,397	-
Japan	1,785,312	131,544
Mexico	1,231,859	-
Netherlands	106,876	-
Panama	2,358,254	-
Singapore	1,044,774	-
South Africa	179,485	-
South Korea	805,012	158,608
Spain	423,385	73,139
Sweden	97,822	16,899
Switzerland	1,581,259	357,209
United Kingdom	5,429,062	-
	$25,426,370	$1,717,405

Tax Information 67

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.

Lipper Multi-Cap Core Fund Index

The Lipper Multi-cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper International Fund Index

The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Value Fund Index

The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI EAFE Index

The Morgan Stanley Capital International Europe, Australasia, Far East Index is a broad based index that measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Countries World Free (ex US) Index

The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 48 countries.

MSCI All Countries World Free Growth (ex US) Index

The MSCI All Countries World Free Growth (ex US) Index is a broad based index that measures the performance of those common equities in 48 countries with higher price-to-book ratios and higher forecasted growth rates.

MSCI World Value Index

The MSCI World Value Index is a broad based index that measures the performance of common equities in 48 countries with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000 Index

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of those companies within the 2,500 smallest U.S. companies in the Russell 3000 Index, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

Russell 3000 Index

The Russell 3000 Index is a broad based index that measures the performance of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P Citigroup Global PMI (ex US) Index

S&P Citigroup PMI Global (ex US) index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

S&P 500 Index

The S&P 500 Index, which is widely regarded as the standard for measuring large-cap U.S. stock market performance, consists of 500 stocks that represent a sample of the leading companies in leading industries.

68 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the four Masters’ Select Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address,	Held with	and Length of	Principal Occupation(s)	Other Directorships
and Age	Trust	Time Served	During the Past 5 Years	Held by Trustee
A. George Battle	Trustee	Term: Open Ended	Executive Chairman, Ask Jeeves,	Director of Advent
4 Orinda Way,		Time Served: 9 years	since 2004; Chief Executive Officer,	Software; Expedia Inc;
Suite 230D			Ask Jeeves from 2000 to 2003;	Fair Isaac Co.;
Orinda, CA 94563			Senior Fellow, The Aspen Institute	and Netflix Inc.
(born 1944)			since 1995.

Frederick August	Trustee	Term: Open Ended	Vice President, RoutSource	None
Eigenbrod, Jr. PhD		Time Served: 9 years	Consulting Services (organizational
4 Orinda Way,			planning and development) since
Suite 230D			2002; Senior Vice President,
Orinda, CA 94563			Consulting Services, Silicon Valley,
(born 1941)			Right Associates (industrial
psychologists) from 1990 to 2002.

Taylor M. Welz	Trustee	Term: Open Ended	CPA/PFS, CFP; Partner, Bowman &	None
Bowman & Company LLP		Time Served: 9 years	Company LLP (certified public
2431 W. March Lane,			accountants).
Suite 100
Stockton, CA 95207
(born 1959)

Harold M. Shefrin, PhD	Trustee	Term: Open Ended	Professor, Department of Finance,	SA Funds -
4 Orinda Way,		Time Served: Since	Santa Clara University, since 1979	Investment Trust
Suite 230D		February 2005
Orinda, CA 94563
(born 1948)

Kenneth E. Gregory*	President	Term: Open Ended	President of the Advisor; President of	None
4 Orinda Way,	and Trustee	Time Served: 9 years	Litman/Gregory Research, Inc.
Suite 230D			(publishers) and Litman/Gregory
Orinda, CA 94563			Asset Management, LLC (investment
(born 1957)			advisors), Officer of Litman/Gregory
Analytics, LLC (web based publisher
of financial research), since 2000.

Craig A. Litman*	Secretary	Term: Open Ended	Treasurer and Secretary of the	None
100 Larkspur	and Trustee	Time Served: 9 years	Advisor; Vice President and Secretary
Landing Circle,			of Litman/Gregory Research Inc.;
Suite 204			Chairman of Litman/Gregory Asset
Larkspur, CA 94939			Management, LLC.
(born 1946)

John Coughlan	Treasurer and	Term: Open Ended	Chief Operating Officer,	None
4 Orinda Way,	Chief	Time Served: 9 years	Litman/Gregory Fund Advisors, LLC
Suite 230D	Compliance		and Chief Financial Officer of
Orinda, CA 94563	Officer		Litman/Gregory Asset Management,
(born 1956)			LLC.

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

Trustee and Officer Information 69

Advisor:

Litman/Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	576417109	305
International Fund	MSILX	576417208	306
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Harold M. Shefrin and Mr. Taylor M. Welz are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	$125,000	$115,000
Audit-Related Fees	$0	$0
Tax Fees	$24,900	$22,840
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2005	FYE 12/31/2004
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2005.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Masters’ Select Funds Trust

By (Signature and Title)*  /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date     03/08/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date    03/08/06

By (Signature and Title)* /s/ John Coughlan
John Coughlan, Treasurer

Date     03/08/06

* Print the name and title of each signing officer under his or her signature.